AMENDED AND RESTATED LEASE AGREEMENT
                                 BY AND BETWEEN
                   THE PORT AUTHORITY OF KANSAS CITY, MISSOURI
                                  ("LANDLORD")
                                       AND
                            HILTON HOTELS CORPORATION
                                   ("TENANT")
                                   DATED AS OF
                                 AUGUST 21, 1995

                              AMENDED AND RESTATED
                                 LEASE AGREEMENT
                                 ---------------
     THIS AMENDED AND RESTATED LEASE AGREEMENT (the "Lease") is made and entered into by and between THE PORT AUTHORITY OF KANSAS CITY, MISSOURI (the "Landlord") and HILTON HOTELS CORPORATION, a Delaware corporation (the "Tenant"), as of the ____ day of August, 1995.

RECITALS

     The  following  recitals  are  a  material  part  of  this  Lease:
A. Landlord is a body politic created and formed by the city of Kansas City, Missouri (the "City") under Ordinance Number 47523 adopted February 11,
1983 by virtue of the power granted to the City under Sections 68.010 et. seq. of the Revised Statutes of Missouri.

B. Tenant submitted a proposal dated December 30, 1992, and supplemented on January 11, 1993 (collectively, the "Proposal"), to construct gaming facilities on property leased by Landlord from the City. Landlord and Tenant signed a Development Agreement on March 12, 1993, under which Tenant attempted to develop such facilities on Site B and agreed to construct related infrastructure on behalf of Landlord and the City. Because of difficult site constraints, changing regulatory requirements, changes in the Missouri gaming laws, and concern of Landlord and Tenant with potential problems relating to environmental and archaeological issues at Site B, Landlord and Tenant have agreed, subject to the Development Agreement (as defined herein), to construct Tenant's gaming enterprise at Site A instead of at Site B and to modify the requirements of the Development Agreement relating to infrastructure construction and development.

C. The City, as present owner of the Demised Premises (as defined herein) has, under that certain Kansas City Riverfront Lease Agreement dated May 14, 1993 as amended by agreements dated September 30, 1994 and ________________, 1995 (collectively "City Lease"), leased the Demised Premises (as herein defined) to Landlord with all necessary right, title and interest thereto in order for Landlord to have the full legal ability to further sublease the same to other parties such as Tenant.

D. Subject to and in connection with that certain Development Agreement made and entered into by and between the Landlord and Tenant on March 12, 1993, and amended by Addenda One through Fourteen (collectively the "Development Agreement"), the first and signature pages of each of which are attached hereto identified as Exhibit A, Landlord has agreed to sublease to Tenant the Demised Premises and the Easements (as defined herein) and Tenant has agreed to sublease the same from Landlord.

E. On March 12, 1993, Landlord and Tenant entered into a certain Lease Agreement (the "Lease") under which Landlord leased to Tenant the Demised Premises and additional real property.

F. In the Twelfth and Thirteenth Addendums to the Development Agreement (Exhibit D) the parties agreed that Tenant would construct its riverboat gaming floating facility ("Riverboat Gaming Facility") in a basin adjacent to the Missouri River.

G. The parties hereto have determined that the Lease should be amended and restated.

     WITNESSETH, that for and in consideration of the sum of Ten and NO/100 Dollars ($10.00) to each of them paid by the other, and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged by each of them, the parties hereto do hereby covenant and agree as follows:
                                   ARTICLE I.
                               Demised Premises

Section  1.01     DEMISE. Landlord hereby subleases to Tenant, and Tenant hereby
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leases from Landlord, the real property described in Exhibit B attached hereto, together with all buildings and improvements to be constructed in accordance with the Development Agreement ("Site Improvements") (collectively the "Demised Premises"), and specifically including the Riverboat Gaming Facility and including the following easements and appurtenances:

(a) That certain driveway easement conveyed to Landlord by Kansas City Power and Light Company ("KCPL") in the document entitled "Service Access
Easement Agreement," which is recorded as Document No. ____ in Volume ____ at Page ____ of the Recorder of Deeds Office of Jackson County, Missouri and which was executed by such parties for the purpose of ingress and egress to and from the Demised Premises and Riverfront Road and which such easement is described in Exhibit B-1, which is attached hereto and incorporated herein by reference; and

(b) A certain pedestrian easement (the "Pedestrian Access Easement") to be conveyed to and inuring to the benefit of Landlord in accordance with the Development Agreement and providing access for pedestrians crossing Front Street for the purpose of using Tenant's Riverboat Gaming Facility (to be attached to this Lease and identified as Exhibit B-2, as part of a future amendment to this Lease); and

(c) Any other easements or other rights in adjoining property inuring to the benefit of Landlord by reason of the City Lease including any and all easements reasonably required for the installation, maintenance, operation and service of sewer, water, gas, power, and other utility lines and services;

(d) All machinery, equipment and fixtures and other items of personal property and any replacements thereof, attached to or used in connection with the use, occupation and operation of the Demised Premises and the Easements, except those items specifically referred to as Tenant's Personalty and Fixtures in Section 4.01 hereof, and all alterations, additions and improvements hereafter made to the Demised Premises, title to which may now or hereafter vest in City and/or Landlord.

     Following the conveyance of the Pedestrian Access Easement to Landlord, this Lease shall be amended by the addition of the legal description for such easement.

The Pedestrian Access Easement and the Service Access Easement referred to in subsections (a) and (b) are hereinafter referred to as "the Easements."

Landlord warrants that it and no other entity now has the right to sublease the Demised Premises and the Easements to Tenant, and that so long as Tenant is not in default hereunder or under the Development Agreement, Tenant shall have peaceful and quiet use of the Demised Premises and the Easements, subject to all matters presently of record and all other agreements and encumbrances to which this Lease is or may hereafter be subordinated or otherwise made subject to as permitted herein or in the Development Agreement, and such use by Tenant shall also be subject to the following:

(i)     any  state  of  facts  which  an  accurate  survey  may  show;  and

(ii) easements, covenants and restrictions of record, if any, to the extent that the same are in force or effect; and

(iii) present and future zoning laws, ordinances, resolutions and regulations of the City, and all present and future ordinances, laws, regulations and orders of all boards, bureaus, commissions and bodies of any municipal, county, state or federal government or governmental authority now or hereafter having or acquiring jurisdiction of the Demised Premises and/or the use and improvement thereof and/or the operation of gaming or other enterprises thereat or in connection therewith; and

(iv) violations of law, ordinances, orders and requirements, whether or not of record, of any federal, state or municipal department or authority having jurisdiction over or affecting the Demised Premises, as the same may exist on the date hereofor may be hereafter enacted; and

(v) condition and state of repair of the Demised Premises as the same may be on the date of execution hereof.

     Notwithstanding anything to the contrary contained herein, the Demised Premises, the Easements, and all improvements presently existing thereon, Landlord's interest therein and City's title thereto have been examined by Tenant and when accepted by it as evidenced by its execution hereof or by its use thereof shall be deemed to have been accepted by it in its then present "as is" condition, except as set out in Article VIII hereof.

Section 1.02     TERM. The term of this Lease (the "Term") shall commence on the
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     date hereof (the "Commencement Date") and shall terminate on the Termination Date (as defined herein), except as renewed under Article XIX hereof or as earlier terminated under Article XVIII hereof. The date on which the Tern shall terminate (the "Termination Date") shall be the earlier of:
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(a) Ten (10) years after the date on which Tenant begins operation of its riverboat gaming enterprise ("Actual Opening Date") on the Demised Premises; or

(b)     Ten (10) years after the Deemed Opening Date (which shall be twenty-four
(24) months after the Commencement Date, subject to extension for force majeure delay as defined in Section 5.4 of the Development Agreement) (the Actual Opening Date or the Deemed Opening Date, whichever first occurs is sometimes referred to herein as the "Opening Date").

     Landlord and Tenant agree, upon demand of the other, to execute and deliver to the other party hereto, a declaration setting forth the Termination Date (in conformance herewith) as soon as it has been determined.

Section 1.03     TERMINATION. This Lease shall terminate on the Termination Date
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(unless renewed in accordance with the provisions for renewal contained in Article XIX hereof, or unless otherwise extended by written agreement of Landlord and Tenant), without the necessity of any additional notice from either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to then vacate or quit the Demised Premises and agrees that Landlord shall then be entitled to the benefit of all provisions of law respecting the summary recovery of possession of the Demised Premises from a tenant holding over to the same extent as if statutory notice had been given. Tenant hereby agrees that if it fails to surrender the Demised Premises and the Easements an the Termination Date, Tenant will be liable to Landlord for any and all damages which Landlord shall suffer by reason thereof including, but not being limited to, damages under Section 1.04 hereof and liquidated damages as described in Section 2.06 hereof or elsewhere described herein.

Section 1.04     HOLDING OVER. If Tenant shall be in possession of the Demised
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Premises after the expiration of the Term, or, if applicable, after any validly exercised renewal thereof as provided for herein, the tenancy under this Lease shall become one from month to month, terminable by either party on thirty (30) days prior written notice, and shall be subject to all of the terms and conditions of this Lease as though the Term had been extended from month to month, except that: (i) the Minimum Net Rent (as defined herein) payable hereunder for each month during said holdover period shall be equal to twice the monthly installment of Minimum Net Rent (as defined herein) payable during the last month of the Term (or any such renewal thereof); (ii) the installment of Percentage Rent (as defined herein) payable hereunder for each such month shall be equal to one-twelfth (1/12th) of the average annual Percentage Rent payable hereunder, if any, for the immediately preceding three (3) years of the Term (or any renewal thereof); and (iii) all Additional Rent payable hereunder shall be prorated for each month during such holdover period.

                                    ARTICLE II.
                                       Rent

Section  2.01     AMOUNT  AND  MEDIUM  OF  PAYMENT.  Throughout the Term and any
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renewal  thereof, Tenant shall pay Landlord, without notice or demand, in lawful money of the United States of America, at the office of Landlord or at such other place as Landlord shall designate within the City, State of Missouri, as rent hereunder (collectively, the "Rent") the following:

(a)     Interim  Fixed  Rent  as  called  for  in  Section  2.02  hereof;  plus

(b)     Minimum Net Rent as called for in Section 2.03 hereof; plus

(c)     Percentage Rent as called for in Section 2.05 hereof; plus

(d)     Additional Rent as called for in Section 2.10 hereof.

Section  2.02     INTERIM  FIXED RENT. In lieu of Tenant's otherwise agreeing to
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reimburse Landlord for expenses paid and/or incurred by Landlord for attorneys, accountants and other consultants retained by Landlord in connection with its requesting Tenant's Proposal and selecting Tenant as developer (which led to the execution of this Lease by Landlord), and so as to ensure that Landlord shall incur no expense with respect to the riverboat gaming enterprise of Tenant, as Tenant agreed to so do under the Proposal, Tenant agrees (i) that any payments made by it to Landlord on or before June 30, 1994 which might under prior agreements have been a credit against Minimum Net Rent, shall not be so deemed and Landlord shall not be obligated to credit such payments or any part thereof against monies due to Landlord hereunder, and (ii) that beginning on July 1, 1994 and continuing through the Opening Date or the Termination Date, whichever first occurs, Tenant shall pay monthly interim fixed rent ("Interim Fixed Rent") to Landlord at the rate of Twenty-Five Thousand and NO/100 Dollars ($25,000.00) per calendar month, payable in advance on the first day of each such calendar month, three-fifths (3/5) of which sum, as so paid, shall on Opening Date be credited against Minimum Net Rent due hereunder. Tenant shall have no further liability to Landlord for any such Landlord expenses.

Section 2.03     MINIMUM NET RENT. Subject to credit therefor under Sections
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2.02, 2.04 and 2.13 hereof, beginning on the opening Date and continuing during the remainder of the Term and any renewal thereof (as adjusted under Section
2.04 with respect thereto), Tenant shall pay to Landlord a minimum net annual rent, over and above the other payments to be made by Tenant as hereinafter provided, at the rate of Two Million and NO/100 Dollars ($2,000,000.00) per year (as the same may be adjusted during any renewal term hereof). Such minimum net rental (the "Minimum Net Rent") shall be paid in equal annual installments of Two Million and NO/100 Dollars ($2,000,000.00) each, in advance, on the Opening Date and on the date of each and every annual anniversary of the Opening Date thereafter.

Section 2.04     PARTIAL MONTH. If the Commencement Date and/or the Opening Date
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shall occur on any day other than the first day of a calendar month, Tenant shall pay Landlord on the Commencement Date and receive a credit on the Opening Date, as applicable, of the proportionate amount of Interim Fixed Rent accrued for the balance of such current calendar month.

Section 2.05     PERCENTAGE RENT. Beginning with the Opening Date and continuing
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throughout the entire remaining Term of this Lease and any renewal thereof, pursuant to the terms of Section 2.07 hereof Tenant shall pay to Landlord as minimum percentage rent (the "Percentage Rent") a sum of money equal to three and one quarter percent (3 1/4%) of Gross, Revenues (as defined herein) less Minimum Net Rent paid hereunder. As used herein, the term "Gross Revenues" shall mean the sum of "adjusted gross receipts" as such term is defined under the Missouri Gaming Laws of the Revised Statutes of Missouri, plus all revenues from admissions, sales of food, beverages, merchandise, services, parking charges, and all other business endeavors at the Demised Premises and/or Tenant's riverboat gaming enterprise as are derived from use of the Demised Premises and/or operation of Tenant's riverboat gaming enterprise (including any parking facilities or concessions operated with respect thereto) by Tenant or any licensee, sublessee, franchisee or other operator of all or any portion of any such business endeavors, on or in connection with all or any portion of the Demised Premises or the Easements.

Section 2.06     OBLIGATION TO OPERATE. At all times from and after the Opening
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Date during the Term of this Lease (including any validly exercised renewals of the original or any extended term hereof), Tenant will continuously use and occupy the Demised Premises and operate its riverboat gaming enterprise in connection therewith in good faith and in such a manner as shall assure the transaction of a maximum volume of business in and at the Demised Premises and from said riverboat gaming enterprise. If Tenant shall fail to cause its said riverboat gaming enterprise to be operated as required under the immediately preceding sentence, then, in addition to any other remedy available to Landlord under this Lease, Tenant shall pay to the Landlord in lieu of Percentage Rent and in addition to any other Rent payable hereunder, and as liquidated damages for such failure to so operate, a sum equal to fifty percent (50%) of the then applicable Minimum Net Rent applicable to each day or portion thereof during which Tenant shall fail to so operate (e.g. if not operating for forty (40) days, 40/365th of 50% of the then applicable Minimum Net Rent as Percentage Rent for such forty (40) days). Notwithstanding the foregoing, solely for the purposes of this Section 2.06 Tenant's failure to so operate shall be deemed unavoidable and not a failure to so operate, if and so long as non-operation shall be directly caused by fire or other casualty, national emergency, condemnation, enemy action, civil commotion, strikes, lockouts, or national defense preemptions, acts of God, energy shortages, changes in the Missouri law which prohibits the continuation of Tenant's business, changes in the Kansas City, Missouri gaming industry which make Tenant's gaming operations unprofitable for a continuous period of one (1) year or more, or any other similar causes beyond the reasonable control of Tenant, and provided further that Tenant shall continually thereafter use its diligent best efforts to alleviate the cause for such cessation of operation and commence operation as soon thereafter as is practicable.

Section 2.07     QUARTERLY STATEMENT/PAYMENT OF PERCENTAGE RENT. Tenant shall
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deliver to Landlord, within thirty (30) days after the end of each third month of the Term of this Lease after Opening Date, a written statement, in form reasonably acceptable to Landlord, certified to as true, complete and accurate by an authorized officer of Tenant, setting out its Gross Revenues during the immediately preceding three (3) month period ("Tenant's Quarterly Statement"). A similar statement, certified as correct by Tenant's chief financial officer shall be delivered to Landlord within thirty (30) days after each anniversary of the Opening Date ("Tenant's Annual Statement"). Tenant shall pay any Percentage Rent due, based on Tenant's Quarterly Annual Statement, within thirty (30) days after the end of the quarter or year reported in Tenant's Quarterly or Annual Statement, which statement reflects that any Percentage Rent is due hereunder, as a result of 3-1/4% of Gross Revenues during the total period of time reflected therein exceeding the Minimum Net Rent due for the 12-month period of time as to which said Quarterly or Annual Statement relates.

Section  2.08     ACCOUNTING  RECORDS  AND  AUDITING  RIGHTS.
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2.08.1     Accounting  Records. Tenant shall maintain at the Demised Premises or
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at a central accounting location maintained in the City, and identified to Landlord upon request, account records and procedures complying with generally accepted accounting principles consistently applied, as defined by the American Institute of Certified Public Accountants ("AICPA") and the Financial Accounting Standards Board ("FASB"); provided, however, that such principles shall comply in all respects and conform to all rules, regulations and requirements of the Gaming Commission of the State of Missouri or any similar body established in Missouri relating to accounting principles for the determination of adjusted gross receipts of Tenant, so as to enable Tenant to calculate, and Landlord to verify, any Percentage Rent due under this Lease. Tenant shall preserve Tenant's said books and records relating to each calendar year for at least three (3) years after the end of such calendar. If at the conclusion of such three-year period, a dispute is pending between Landlord and Tenant regarding the amount of Percentage Rent due, then Tenant shall continue to preserve such records pending the final disposition of such dispute.

2.08.2     Audit Procedures. Within (and in no event later than) seventy-five
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(75) days after the end of each calendar year of Tenant, Tenant shall cause the certified public accountant then regularly auditing Tenant's books and records (which CPA shall be licensed in Missouri and shall be a member of AICPA) to audit Tenant's (and/or any subtenant's, licensee's, franchisee's or concessionaire's) books and records relevant to the calculation of Rents and other payments and Gross Revenues reported by Tenant and/or which should have been reported by Tenant during its preceding calendar year and to certify to Landlord the correctness of same and the compliance thereof with the definitions and requirements of this Lease. Tenant shall provide to Landlord, at the time of filing thereof, copies of all financial reports and tax returns furnished to the State of Missouri and/or the Gaming Commission thereof in connection with the determination of Tenant's taxable gaming revenue and/or adjusted gross receipts. Further, if Tenant shall fail to so provide to Landlord such certification and/or copies as and when due hereunder or if Landlord shall desire to audit such statement(s), Landlord, in conjunction with the City Auditor and Director of Finance for the City, shall have the right to audit the books and records of Tenant with respect to Percentage Rent or other payments provided for in this Lease at any time upon reasonable notice; provided that Landlord agrees to exercise this audit right not more frequently than once per fiscal year. Any such audit shall be performed in accordance with generally accepted auditing standards, during ordinary business hours and without unreasonably interfering with Tenant's business. If such certification was not provided or if any such audit reveals that Gross Revenue or any portion of Percentage Rent due hereunder was understated, then within thirty (30) days after receipt of the audit with appropriate backup documentation, Tenant shall pay to Landlord the additional Percentage Rent due on account of the audit or audit corrections. Any adjusting payment due on account of previous underpayment shall bear interest at the Interest Rate (as defined herein) from the date it would have been paid had Tenant's Quarterly Statement been correct, until the date actually paid. If such certification was not so provided or if Percentage Rent reported therein was understated by more than two percent (2%) for any audited period of time, then Tenant shall pay the reasonable cost of the audit showing same and/or disclosing such understatement; otherwise the audit shall be conducted at Landlord's expense.

Section  2.09     NET LEASE. It is the purpose and intent of Landlord and Tenant
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that this is a net lease and that from and after the opening Date, the Minimum Net Rent (and any Percentage Rent and/or Additional Rent) shall, except as herein otherwise provided, be absolutely net to Landlord, so that this Lease shall thereafter yield, net, to Landlord, the Minimum Net Rent specified in section 2.03 hereof in each remaining year during the Term and any renewal thereof, together with the Percentage Rent provided for in Section 2.05 hereof, and the Additional Rent provided for in Section 2.10 hereof, and that all costs, expenses and obligations of every kind and nature whatsoever relating to the Demised Premises and/or the operation of Tenant's riverboat gaming enterprise thereon and/or in connection therewith, except as herein otherwise provided, which may arise or become due during or out of the original or any renewal Term of this Lease, shall be paid by Tenant, and that Landlord shall be protected, defended, indemnified and held harmless by Tenant from and against the payment of same or any obligation to pay the same.

Section 2.10     ADDITIONAL RENT.  Except as herein otherwise provided, Tenant
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shall also pay without notice except as may be required in this Lease, and without abatement, deduction or set-off, as additional rent ("Additional Rent"), all sums, Impositions (as defined in Article III hereof), costs, expenses and other payments which Tenant assumes or agrees to pay hereunder, and, in the event of any non-payment thereof, Landlord shall have all the rights and remedies provided for herein or by law.

Section 2.11     ABSOLUTE RIGHT TO RENT. Rent due hereunder shall be paid to
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Landlord without notice or demand and without abatement, deduction or set-off, except as herein otherwise specifically provided.

Section 2.12     ABSOLUTE MINIMUM RENT. Notwithstanding anything to the contrary
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contained herein, the Minimum Net Rent shall never be less than $2,000,000.00 per year (subject to sum credited under Section 2.03, 2.04 and 2.13 hereof as rent received) and the amount of Additional Rent due hereunder shall always reflect the expenses incurred or made upon which Additional Rent is due.

Section 2.13     GRANT AND CREDIT AGAINST RENT. As additional consideration to
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Landlord for Landlord's entering into this Lease and the Development Agreement, Tenant shall make a grant to Landlord in the amount of TEN MILLION DOLLARS ($10,000,000.00), payable in all events as follows: ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) on the Opening Date, and a like sun of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) on the anniversary of the Opening Date in each of the next nine (9) consecutive years after the year in which the Opening Date occurs. This grant, in the aggregate, shall be known as the "Riverfront Park Grant." Said Riverfront Park Grant, along with Minimum Net Rent payable during the initial ten (10) year term hereof, shall be utilized, inter alia, for
                                                          ----- ----
completion of the work described in Exhibit I of the Development Agreement (or for bond financing payments due with respect thereto), and for the purposes set out in Exhibit D attached hereto.

Section 2.14     Bond Issue. Tenant acknowledges that Landlord intends to employ
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the Rents and Riverfront Park Grant in part to cover debt service under and other costs of a tax exempt revenue bond issue (the "Bond Issuance") utilizing the Tenant's credit and its payment obligations hereunder in order to fund the costs of the work described in Exhibit I to the Development Agreement. Tenant further acknowledges that its obligations hereunder are not subordinate to any of its most senior or other debts or obligations and that Landlord has not subordinated this Lease and/or Tenant's obligation hereunder to any other debt or obligations of Tenant. Tenant also acknowledges that in order to complete such work, it is necessary for Landlord to have net proceeds totaling in the aggregate not less than $20,000,000.00, in addition to amounts sufficient to fund interest reserves and to pay costs of issuance of the bonds, available to it as a result of the sale of such bonds.

     In addition, should said net proceeds be less than $20,000,000.00, Tenant shall on opening Date waive that portion of the credit to be given under Section
2.02 of this Lease which is equal to the amount by which $20,000,000.00 exceeds the actual net proceeds of the Bond Issuance (provided however, such waiver shall not exceed the sum of $195,000.00).

     As additional consideration for Landlord entering into this Lease with Tenant, Tenant agrees, that, on the Commencement Date, it shall pay Landlord in lieu of the anticipated cost of a forward interest rate swap or other derivative or financing device selected by Landlord, the sum of Three Hundred Fifty Thousand Dollars ($350,000.00).

                                      ARTICLE III.
                            Payment of Taxes, Assessments, Etc.

Section 3.01     IMPOSITIONS. Tenant shall pay or cause to be paid (except as in
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Section 3.03 hereof provided) , before any fine, penalty, interest or cost may be added thereto for the non-payment thereof, all taxes, general and/or special assessments, water, fire line, steam and sewer rents, fees, rates and charges, levies, license and permit fees and all other governmental charges, general and special, ordinary and extraordinary, foreseen or unforeseen, of any kind and nature whatsoever, which at any time on or after the Commencement Date may be assessed, levied, confirmed, imposed upon, and/or become due and payable during the balance, if any, of the original Term or any renewal or extension thereof, out of or in respect of, or become a lien on, the Demised Premises, or any part thereof or any appurtenance thereto and/or Tenant's riverboat gaming enterprise (all such taxes, assessments, water, fire line, steam and sewer rents, fees, rates and charges, levies, license and permit fees and other governmental charges being hereinafter referred to as "Impositions," and any of the same being hereinafter referred to as an "Imposition"); provided, however, that

(a) if, by law, any Imposition may, at the option of the taxpayer, be paid in installments, Tenant may pay the same in equal installments over the period of time allowed under the terms thereof, provided, however that Tenant shall pay all such installments remaining unpaid at the expiration or earlier termination of the Term of this Lease or any properly exercised renewal or extension thereof; and

(b) all Impositions for the calendar or tax years in which the Commencement Date occurs and the Term or any renewal term ends shall be apportioned so that Tenant shall pay only those portions thereof which correspond with the portion of said calendar years as are within the Term and/or any renewal or extension thereof and are payable by Tenant hereunder.

Section  3.02     FURNISHED  RECEIPTS.  Tenant,  upon request of Landlord, shall
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furnish to Landlord or, if requested by Landlord, to City and/or any mortgagee of Landlord, within thirty (30) days after the date when any Imposition would become delinquent, official receipts of payment issued by the appropriate taxing authority, or other evidence satisfactory to Landlord, City and/or such mortgagee, evidencing the payment thereof.

Section 3.03     SEEKING OF REDUCTION OF IMPOSITIONS BY TENANT. Tenant shall be
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entitled to seek a reduction in the valuation of the Demised Premises for tax purposes and to contest in good faith by appropriate proceedings, at Tenant's sole cost and expense, and at no cost or expense to Landlord, the amount, rate, or validity in whole or in part of any Imposition, and if permitted by law may defer payment thereof, so long as no interest or penalty shall accrue thereon or with respect thereto or provided that such interest or penalty is deposited with Landlord or such taxing authority by Tenant to protect Landlord's interest if Tenant does not prevail in such proceeding.

Section 3.04     JOINING OF LANDLORD. Landlord shall not be required to join in
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any proceedings to contest any Imposition unless the provisions of any law, rule or regulation at the time in effect shall require that such proceedings be brought by or in the name of Landlord, in which event Landlord shall join in such proceedings or permit the same to be brought in its name. Landlord shall not ultimately be subjected to any liability for the payment of any costs or expenses in connection with any such proceedings, and Tenant shall protect, defend, indemnify and hold Landlord harmless from any such costs and expenses. Tenant shall be entitled to any refund of any Imposition and penalties or interest thereon which are recovered by Landlord and which have already been paid by Tenant, or which have been paid by Landlord and previously reimbursed in full by Tenant.

Section 3.05     PRIMA FACIE EVIDENCE. The certificate, advice, receipt or bill
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of the appropriate official designated by law to make or issue the same or to receive payment of any Imposition or of non-payment of such Imposition shall be prima facie evidence that such Imposition is due and unpaid or has been paid at
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the time of the making or issuance of such certificate, advice, receipt or bill.

Section 3.06     UTILITIES. During the Term hereof, and any renewals thereof,
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Tenant shall be responsible for obtaining, maintaining, supplying and paying for all utilities required for operation of its business on and in connection with the Demised Premises and shall make all payments for or with respect to the same on a timely basis. Such payments as and when due shall also be considered "Impositions" hereunder.

                                   ARTICLE IV.
                                    Surrender

Section  4.01     REMOVAL  OF  PERSONALTY  AND  FIXTURES.  The  Riverboat Gaming
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Facility, together with its contents and including trade fixtures and personalty shall, until termination of this Agreement, be the absolute property of the Tenant. Following the termination of this Agreement, Tenant shall have a period of sixty days (60) in which to remove all or part of the furniture, trade fixtures and business equipment within the Riverboat Gaming Facility ("Removal Period"). Tenant's furniture, trade fixtures and business equipment shall include and be limited to the following: (1) all gaming equipment including slot machines, table games (Blackjack, Craps, Poker, Mini Baccarat), slot bases, slot systems (tracking, data and communications), cards, chips, cups, etc.; (2) All gaming-related furnishings, fixtures and equipment including tables, chairs and stools; (3) unattached casino bar equipment and related items (e.g. mixers and blenders), office furniture and portable panel systems and equipment other than that located in general business offices; (4) All computers and equipment other than that located in general business offices (5) All interior and exterior signage (attached and freestanding); (6) All security and surveillance and specialized audio visual equipment and systems related to casino operation only and not to any portion of the Demised Premises as a structure; (7) All (i) other special decorative elements and (ii) advertising elements, related to or expressing the brand name of Tenant or concerning Tenant's corporate identity;
(8) reader or other message type boards whether installed on the interior or exterior and (9) special decorative doors, windows or lighting fixtures but only if Tenant on such removal replaces such items with items of comparable functional and decorative quality. In addition, Tenant will reasonably repair any material damage to the Riverboat Gaming Facility caused by Tenant's exercise of its right to remove Tenant's Personalty and Fixtures. Provided, however, Tenant shall not have the right to remove any: (i) wiring or other apparatus or devise (including that for general building security systems) that is installed within the walls, floors or ceilings of the Riverboat Gaming Facility on a permanent or semi-permanent basis, or (ii) signage that is of a generic nature such as that for exits and restrooms. All of the above is referred to herein as "Tenant's Personalty and Fixtures". Following Removal Period and subject to Tenant's absolute right to remove Tenant's Personalty and Fixtures, any furniture, trade fixtures and business equipment remaining within the Riverboat Gaming Facility following the Removal Period shall become the property of Landlord and Tenant shall transfer all title and interest in the Riverboat Gaming Facility and remaining personalty, equipment and fixtures to Landlord.

Section 4.02     SURRENDER AND DELIVERY OF DEMISED PREMISES.  Except as is
                 ------------------------------------------
herein otherwise provided, Tenant shall on the last day of the Term hereof, or any valid renewal or extension thereof, or upon the date of any earlier termination of this Lease, will and truly surrender and deliver up the Demised Premises and the Easements to the possession and use of Landlord without fraud or delay and in good order, condition and repair, except for reasonable wear and tear after the last necessary repair, replacement, restoration or renewal made by Tenant pursuant to its obligations, or the obligations of any of its subtenants, franchisees, licensees or invitees hereunder, and the transfer to Landlord of any reserve accounts with respect thereto, free and clear of all lettings and occupancies other than subleases then immediately terminable at the option of the Landlord or subleases to which Landlord shall have specifically consented, and free and clear of all liens and encumbrances other than those, if any, presently existing, or hereafter created and specifically consented to in writing by Landlord, without any payment or allowance whatever by Landlord for or on account of any improvements which may then be on the Demised Premises.

Section 4.03     PERSONAL PROPERTY NOT REMOVED. Any personal property of Tenant
                 -----------------------------
which shall remain in or on the Demised Premises after the expiration of the Removal Period may, at the option of Landlord, be deemed to have been abandoned by Tenant and either may be retained by Landlord as its property or be disposed of, without accountability, in such manner as Landlord may see fit, or if Landlord shall give written notice to Tenant to such effect, such property shall be immediately removed by Tenant at Tenant's sole cost and expense. Upon entering into any agreement with any subleasee, licensee, franchise or other operator which occupies or is entitled to place any personal property on or in the Demised Premises, Tenant shall advise Landlord of same (appropriately redacted by Tenant to protect proprietary or confidential information) and furnish to Landlord a copy of the agreement between Tenant and such party, so that Landlord may notify such third party of Landlord's right to any personal property remaining in or an the Demised Premises after the end of the Renewal Period.

Section 4.04     LANDLORD NOT RESPONSIBLE. Landlord shall not be responsible for
                 ------------------------
any loss or damage occurring to any personal property owned by Tenant or any sublessee, licensee or franchisee of Tenant or any of their respective suppliers, customers or invitees.

Section 4.05     FULL REPLACEMENT COST INSURANCE. The provisions of this Article
                 -------------------------------
IV shall survive any termination of this Lease.

                                ARTICLE V.
                                Insurance

Section  5.01     FULL  REPLACEMENT COST INSURANCE. Tenant, at its sole cost and
                  --------------------------------
expense and at no cost or expense to Landlord, shall keep all of the improvements on the Demised Premises (now or hereafter existing) or used in connection therewith including, without limitation the Riverboat Gaming Facility, insured, during the Term and each renewal and extension thereof, against any loss or damage by fire, flood, earthquake and all other casualties and perils, and including, without limitation, all other perils as are included within what is commonly known as "all risk coverage" for any improvements on the Demised Premises, as the same shall from time to time be customary for premises similarly situated in Kansas City, Jackson County, Missouri, with full replacement cost insurance, in amounts sufficient to prevent City, Landlord or Tenant from being or becoming a co-insurer within the terms of the policy or policies in question and in no event less than the full replacement cost value thereof, exclusive of the cost of foundations, excavations, and footings below the lowest basement floor, and without any deduction being made for depreciation. Such full replacement cost value shall be determined from time to time, but not more frequently than once in any twelve (12) consecutive calendar months, at the request of Landlord, by an appraiser, architect, ship builder and/or contractor or one or more of same, as applicable, who shall be acceptable to Landlord in its sole discretion. No omission on the part of Landlord to request any such determination shall relieve Tenant of its obligation hereunder.

Section 5.02     OTHER INSURANCE. Tenant, at its sole cost and expense and at no
                 ---------------
cost or expense to Landlord, shall maintain during the Term and all renewals thereof:

(a) for the mutual benefit of City, Landlord and Tenant, general commercial (comprehensive) public liability insurance, and specifically including but not being limited to indemnity insurance against claims for personal injury, bodily injury, death or property damage, occurring upon, in or about or adjacent to the Demised Premises, and/or any adjacent public improvements, garage, bridge, walkway or elevators, and on, in or about the adjoining sidewalks, walkways and passageways, including, without limitation, insurance protecting against claims for personal injury, bodily injury or claim, death or property damage resulting directly or indirectly from ownership, use, occupancy or maintenance thereof including any change, alteration, improvement or repair thereof, to afford protection for at least $200,000,000.00 to any one individual per occurrence combined single limit and $200,000,000.00 in the aggregate; and

(b) rental value insurance against loss of rental or other income to be derived by Landlord from the operation of Tenant's business in connection with the Demised Premises due to the risks referred to in Section 5.01 hereof (including those embraced by "all perils coverage") in an amount sufficient to prevent Tenant from becoming a co-insurer within the terms of the policy or policies in question, but in no event in an amount or amounts less than the aggregate amount of the Minimum Net Rent and Percentage Rent, the Additional Rent payable hereunder for a period of one (1) year; and Tenant hereby assigns to Landlord the proceeds of such insurance so that in the event the improvements an the Demised Premises shall be destroyed or seriously damaged, such proceeds shall be held as security for the payment of such sums due hereunder until the restoration of such improvements and, as Tenant shall make payment of such sums to Landlord, Landlord shall, if Tenant shall not then be in default under this Lease, pay out to Tenant from said amount the sums which shall have been so paid by insurance proceeds. Tenant may, at its election, carry such insurance as a coverage contained in a business interruption insurance policy; and

(c) such other insurance, and in such amounts, as may from time to time be reasonably required by Landlord against other insurable hazards and liabilities which at the time are customarily insured against in the case of premises and/or business operations similarly situated in the State of Missouri, due regard being or to be given to the type of improvements and the construction, use and occupancy thereof, including but not being limited to workers' compensation and other comparable insurance; and

(d) with respect to any construction or remodeling of improvements on the Demised Premises, Tenant shall provide or shall require that each contractor performing such work shall carry and maintain, at no cost or expense to Landlord, with customary deductibles:

(i) commercial (comprehensive) liability insurance, including (but not limited to) contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protective liability coverage, to afford protection, with respect to personal injury, bodily injury, death or property damage of not less than $1,000,000.00 per occurrence combined single limit; and

(ii) comprehensive automobile liability insurance with limits for each occurrence of not less than $1,000,000.00 combined single limit; and

(iii) workers' compensation insurance or similar insurance in form and amounts required by law, including employer's liability in the amount of not less than $1,000,000.00 each occurrence, $1,000,000.00 by disease and $1,000,000.00 each person by disease;

(iv) Builder's risk insurance, insuring the Demised Premises and related property under construction or remodeling of improvements thereon with limits previously approved by Landlord; and

(v) umbrella and excess umbrella insurance with limits previously approved by Landlord.

(e) The amount of the coverages set out herein shall be subject to increase or decrease at the time of each renewal of this Lease in accordance with Consumer Price Index provisions of Section 19.01 below.

Section  5.03     TYPE  OF  POLICIES.
                  ------------------

A. All insurance provided for in this Article shall be effected and continuously maintained under valid and enforceable policies issued by insurers of recognized responsibility licensed to do business in the State of Missouri, or be a recognized insurance facility, in either case acceptable to Landlord, which acceptance shall not be unreasonably withheld. Upon the execution of this Lease, and thereafter not less than fifteen (15) days prior to the expiration dates of the expiring policies theretofore furnished pursuant to this Article V, originals or binders of the policies (or, in the case of general public liability insurance, certificates of the insurers) bearing notations evidencing the payment of premiums in full, or accompanied by other evidence satisfactory to Landlord of such payment, shall be delivered by Tenant to Landlord.

B. Nothing in this Article V shall prevent Tenant from taking out insurance of the kind and in the amounts provided for under this Article V under a blanket insurance policy or policies covering properties in addition to the Demised Premises, provided, however, that any such policy or policies of blanket insurance (i) shall specify therein, or Tenant shall furnish Landlord with a written statement from the insurers under such policy or policies specifying, the amount of the total insurance allocated to the Demised Premises, which amounts shall not be less than the amounts required by Sections 5.01 and 5.02 hereof and (ii) with respect to property coverage, such amounts so specified shall be sufficient to prevent any one of the insureds from becoming a co-insurer within the terms of the applicable policy or policies, and provided further, however, that any such policy or policies of blanket insurance, as to the Demised Premises, shall otherwise comply as to endorsements and coverage with the provisions of this Article.

Section  5.04     NAMED  INSURERS.
                  ---------------

A. All policies of insurance provided for in this Article V shall name City, Landlord and Tenant as the insured, as their respective interests may appear, and also each fee and/or each leasehold mortgagee of the Demised Premises, when requested, as the interest of any such mortgagee may appear, by standard mortgagee clause, if obtainable, provided that any such mortgagee shall agree that the proceeds of such insurance shall be applied in accordance with this Lease. In case of any particular casualty resulting in damage or destruction not exceeding $500,000.00 in the aggregate, the loss under such policies shall be adjusted by Tenant and the insurance companies. In case of such damage or destruction in excess of $500,000.00, the loss shall be adjusted with the insurance companies by Tenant and Landlord. Notwithstanding the foregoing, Tenant shall adjust any loss with respect to the Riverboat Gaming Facility unless an Event of Default shall exist and be uncured on the date of any such loss, in which case any such loss shall be adjusted by Landlord.

B. All such policies shall provide that the loss, if any,. thereunder &hall be adjusted and paid as hereinabove provided. Each such policy shall contain a provision that no involuntary act or omission of Tenant or anyone operating under rights granted by it shall affect or limit the obligation of the issuing insurance company to so pay the amount of any loss sustained.

Section  5.05     CANCELLATION  NOTICE. Each such policy or certificate therefor
                  --------------------
issued by the insurer shall contain an agreement by the insurer that such policy shall not be canceled or amended without at least thirty (30) days prior written notice to Landlord and wording such that the insurer must notify Landlord of any such impending cancellation or amendment.

         ARTICLE VI.     Landlord's Right to Perform Tenant's Covenants

Section 6.01     RIGHT TO MAKE PAYMENTS. If Tenant shall at any time fail to pay
                 ----------------------
     any Imposition or utility cost or charge in accordance with the provisions of Article III hereof, or to take out, pay for, maintain or deliver any of the insurance policies or certificates thereof or as provided for in Article V hereof , or shall fail to make any other payment or perform any other act on its part to be made or performed under this Lease, then Landlord, after ten (10) days notice to Tenant (or without notice in case of an emergency) and Tenant's failure to cure the same with the time period, if any, allowed for such cure, and without waiving or releasing Tenant from any obligation of Tenant contained in this Lease or from any default by Tenant hereunder and without waiving Landlord's right to take such action as may be permissible under this Lease as a result of such default, may (but shall be under no obligation to):

(a) pay any Imposition or other charge payable by Tenant pursuant to the provisions of Article III hereof, or

(b) take out, pay for and maintain any of the insurance policies provided for in Article V hereof, or

(c) make any other payment or perform any other act on Tenant's part to be made or performed under this Lease, and may enter upon the Demised Premises for any such purpose, and take all such action thereon, as may be necessary therefor or in connection therewith.

Section  6.02     REPAYMENT  BY  TENANT. All sums so paid by Landlord under this
                  ---------------------
Article VI and or as a result of the exercise by Landlord of any of its rights under this Article VI, and all costs and expenses incurred by Landlord with respect thereto or in connection therewith, including, without limitation, reasonable attorneys' fees in connection with the performance of any such act, together with interest thereon at the Interest Rate from the date of such payment or incurrence by Landlord of such cost and expense, shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

                                   ARTICLE VII.
                     Repairs and Maintenance of the Demised Premises

Section  7.01     REPAIRS.  Throughout  the  Term  of this Lease and any renewal
                  -------
thereof, Tenant shall, at its sole cost and expense and at no cost or expense to Landlord, take good care of the Demised Premises and all improvements and additions thereon or thereto, including, without limitation, all alleyways, walkways, passageways, sidewalks, curbs and streets, parking facilities and bridges adjoining the same and shall keep the same in good order and condition, except for reasonable wear and tear after the last necessary repair, replacement, restoration or renewal made by Tenant pursuant to its obligations hereunder, and shall make all necessary repairs thereto, interior and exterior, structural and non-structural, ordinary and extraordinary, and foreseen and unforeseen. All repairs, replacements, restorations and renewals made by Tenant shall be at least equal in quality and class to the original work with respect thereto.

Section 7.02     MAINTENANCE. Tenant shall at its sole cost and expense, and at
                 -----------
no cost or expense to Landlord, put, keep and maintain all portions of the Demised Premises and the sidewalks, curbs, streets, bridges, alleyways, walkways and passageways, bridges and parking facilities adjoining the same in a clean and orderly condition, free of dirt, rubbish, snow, ice and unlawful obstructions. Tenant shall also provide for structural maintenance, repair and replacement of the portions of the Demised Premises normally requiring same.

Section 7.03     NO SERVICES FURNISHED. Landlord shall not be required to
                 ---------------------
furnish to Tenant any utilities, facilities or services of any kind whatsoever during the Term hereof or any renewal thereof, such as, but not limited to, water, steam, heat, gas, telephone, cable televisions, hot water, electricity, light, and/or power. Landlord shall in no event be required to make any alterations, rebuildings, replacements, changes, additions, improvements or repairs during the Term of this Lease or any renewal thereof.

                                   ARTICLE VIII.
                  General and Specific Compliance with Laws, Insurance,
                    Development Agreement and Exhibits Thereto, Etc.

Section  8.01     GENERAL  COMPLIANCE. Throughout the Term of this Lease and any
                  -------------------
renewal thereof, Tenant, at its sole cost and expense and at no cost or expense to Landlord, shall promptly comply with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, boards and officers, and all other body or bodies exercising similar functions, foreseen or unforeseen, ordinary as well as extraordinary, which 'may be applicable to the Demised
Premises and the Easements or any portion thereof, and/or the sidewalks, alleyways, walkways, passageway &, curbs, streets, parking facilities and bridges adjoining the same or to the use or manner of use of the Demised Premises and the Easements or any portion thereof, or the owners or occupants thereof, including but not limited to the operation of any Riverboat Gaming Facility used in connection therewith and the operation of any riverboat gaming enterprise in connection with the Demised Premises and the Easements, whether or not such compliance is required by reason of any condition, event or circumstance existing prior to or after the commencement of the Term or any renewal thereof. Provided, however, that nothing in this Lease shall be construed to invalidate the Frustration of Purpose provisions found in Section
5.7 of the Development Agreement, which provisions are hereby incorporated herein by reference.

Section 8.02     SPECIFIC COMPLIANCE. Notwithstanding the foregoing or anything
                 -------------------
else contained in this Lease to the contrary, and not intending to limit the same, Tenant agrees that after its improvement and/or construction of improvements on the Demised Premises, or the modification of same, Tenant shall do and/or comply with each and all of the following:

8.02.1     Building  Laws.  Such  improvements  and  their  use  by  Tenant, its
           --------------
sublessees, franchisees, licensees and its and/or their respective agents, employees, contractors or invitees, shall comply fully with all environmental, air quality, zoning, flood plain, planning, subdivision, building, health, labor, discrimination, fire, traffic, safety, wetlands, shoreline and other governmental and regulatory rules, laws, ordinances, statutes, codes and requirements applicable to the Demised Premises or any portion thereof, including, without limitation, the Fair Housing Act of 1968 (as amended) and the Americans with Disabilities Act of 1990 (collectively, the "Building Laws").

  Tenant shall obtain such final certificates as may be required or customary and evidencing compliance with all building codes and permits, and approval of full occupancy of such improvements (as improved) and of all installations therein or improvements thereto. Tenant shall cause the Demised Premises to be continuously in compliance with all Building Laws (as the same may be amended or enacted from time to time). Tenant agrees to protect, defend, (with counsel reasonably satisfactory to Landlord) indemnify and hold City and Landlord and Landlord's Commissioners, officers, employees, contractors and agents harmless from and against all liability threatened against or suffered by them or either of them by reason of a breach by Tenant of any of the foregoing representations and warranties contained herein. The foregoing indemnity shall include the cost of all alterations to the Demised Premises (including, without limitation, all architectural, engineering, legal and accounting costs), all fines, fees and penalties, and all legal and other expenses (including, without limitation, reasonable attorneys' fees), incurred in connection with the Demised Premises or any portion thereof, being in violation of any Building Law and for the cost of collection of the sums. due under this indemnity.

8.02.2     Toxic/Hazardous Substances; Tenant's Responsibilities. With respect
           -----------------------------------------------------
to environmental liabilities and risks, the following shall apply:

(i)     Definitions.  "Toxic  or  Hazardous  Substances"  shall  be  interpreted
        -----------
broadly to include, but not be limited to, any material or substance that is defined or classified under federal, state or local laws as: (a) a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601(14), or 311 of the Federal Water Pollution Control Act, 33 U.S.C. 1321, as now or hereafter amended; (b) a "hazardous waste" pursuant to 1004 or 3001 of the Resource Conservation and Recovery Act, 42 U.S.C. 6921, as now or hereafter amended; (c) a "toxic pollutant" under 307 (1) (a) of the Federal Water Pollution Control Act, 33 U.S.C. 1317(l)(a), as now or hereafter amended; (d) a "hazardous air pollutant" under 112 of the Clean Air Act, 42 U.S.C. 7412, as now or hereafter amended;
(e) a "hazardous material" under the Hazardous Material Transportation Act, 49 U.S.C. 1802(2), as now or hereafter amended; (f) toxic or hazardous pursuant to regulations promulgated now or hereafter under any of the aforementioned laws; or (g) presenting a risk to human health or the environment under other applicable federal, state or local laws, ordinances or regulations, as now or as may be passed or promulgated in the future. "Toxic or Hazardous Substances" shall also 'mean any substance that after release in the environment and upon exposure, ingestion, inhalation or assimilation, either directly from the environment or directly by ingestion through food chains, will or may reasonably be anticipated to cause death, disease, behavior abnormalities, cancer or genetic abnormalities. "Toxic or Hazardous Substance" specifically includes, but is not limited to, asbestos, polychlorinated biphenyls (PCBs) , petroleum and petroleum based derivatives, and urea formaldehyde.

(ii)     Use Restrictions/Compliance with Applicable Laws. Tenant, its
          ------------------------------------------------
sublessees, franchisees, licensees, and its and their respective agents, employees, contractors and invitees, shall not use the Demised Premises in a manner that violates any applicable federal, state or local law, regulation or ordinance, including, but not limited to, any such law, regulation or ordinance pertaining to air and water quality, the handling, transportation, storage, treatment, usage or disposal of Toxic or Hazardous Substances, air emissions, other environmental matters or any zoning and/or other land use matters. Tenant shall not cause or permit the release or disposal of any Toxic or Hazardous Substance on or from the Demised Premises. Tenant shall obtain prior written approval from Landlord before causing or permitting any Toxic or Hazardous Substance to be brought upon, kept or used in or about the Demised Premises by Tenant, its sublessees, franchisees, licensees, and/or its or their respective agents, employees, contractors or invitees.

(iii)     Representations and Warranties. Tenant represents and warrants to
          ------------------------------
Landlord that:

a. Tenant is financially capable of performing and satisfying in full its obligations pursuant to this Lease, including the provisions of this Article.

b. Tenant is not in violation of, or subject to, any existing, pending or threatened investigation by any governmental authority under any applicable federal state or local law, regulation or ordinance pertaining to air and water quality, the handling, transportation, storage, treatment, usage or disposal of Toxic or Hazardous Substances, air emissions, other environmental matters, or any zoning or other land use matter.

c. Prior to the signing of this Amended and Restated Lease Agreement, Tenant has made 'all appropriate inquiry,' into the previous ownership and uses of the Demised Premises within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act, as amended, or any other environmental law described or referred to herein. Based on the conclusions reached by its environmental consultant after performing a site assessment and based on Landlord's representations and warranties herein, Tenant does not know and has no reason to know or suspect that any Toxic or Hazardous substance has been disposed of or released on, in or at the Demised Premises.

d. Tenant's intended use of the Demised Premises will not result in the disposal or release of any Toxic or Hazardous Substance on or to the Demised Premises or adjacent river.

e. Tenant does not and will not use any Toxic or Hazardous Substance on the Demised Premises or adjacent river without the prior written approval of Landlord.

f. Tenant will not change its intended use of the Demised Premises or the nature of its said operations in connection therewith without prior notice to, and written approval of, Landlord.

(iv)     Indemnities  and  Financial  Assurances.  Tenant  agrees  to  protect,
         ---------------------------------------
indemnify, defend (with counsel reasonably satisfactory to Landlord) and hold City and Landlord and all of their respective commissioners, officers, employees, contractors and agents harmless from any and all claims, judgments, damages, penalties, fines, expenses, liabilities and losses arising during or after the Term of this Lease or any renewals thereof, out of or in any way relating to the presence, release or disposal of any Toxic or Hazardous substance on or from all or any portion of the Demised Premises or the Easements if such Toxic or Hazardous Substance is proved to be first present after the Commencement Date solely as a result of the actions of Tenant (or its employees, contractors or agents) or a third party or to a breach of the environmental warranties made by Tenant in this Lease. Such indemnity shall include, without limitation, all costs incurred in connection with any Toxic or Hazardous Substance present on or under the Demised Premises or adjacent river as a result of any discharge, dumping or spilling (accidental or otherwise) on the Demised Premises or in the adjacent river after the Commencement Date.

     To the extent directly involved with an indemnifiable occurrence described above, the indemnification provided by this Article shall also specifically cover, without limitation, all costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal and restoration work required by any federal, state or local governmental agency or political subdivision or other third party because of the presence or suspected presence of any Toxic or Hazardous Substance in the soil, groundwater, or soil vapor on or under the Demised Premises and/or adjacent river. Such costs may include, but not be limited to, diminution in the value of the Demised Premises, damages for the loss or restriction on use of rentable or useable space or of any amenity of the Demised Premises, sums paid in settlements of claims, attorneys' fees, consultants fees, and expert fees. The foregoing environmental indemnity shall survive the expiration or earlier termination of this Lease and/or any transfer of all or any portion of the Demised Premises, or of any interest in this Lease.

(v)     Notification  Requirements.  Tenant  shall  promptly  notify Landlord in
        --------------------------
writing of all spills or releases of any Toxic or Hazardous Substance, all failures to comply with any federal, state, or local law, regulation or ordinance, all inspections of the Demised Premises and/or adjacent river by any regulatory entity concerning the same, all notices, orders, fines and communications of any kind from any governmental entity or third party that relate to the existence of or potential for environmental pollution of any kind existing on or resulting from the use of the Demised Premises or any portion thereof and/or adjacent river, or any activity conducted thereon, and. all responses or interim cleanup action taken by or proposed to be taken by Tenant or any government entity or private party on the Demised Premises or any portion thereof or adjacent river.

     Upon request by Landlord, Tenant shall provide Landlord with a written report (a) listing each Toxic or Hazardous Substance that was/is used or stored on the Demised Premises; (b) discussing all releases of any Toxic or Hazardous Substance that occurred or were discovered on the Demised Premises and all compliance activities related to such Toxic or Hazardous Substance or adjacent river, including all contacts with and all requests from third parties for cleanup or compliance; (c) providing copies of all permits, manifests, business plans, consent agreements or other contracts relating to any Toxic or Hazardous Substance executed or requested during the time period requested; and (d) including such other information as may be reasonably requested by Landlord. The report shall include copies of all documents and correspondence related to such activities and written reports of verbal contacts.

(vi)     Inspection  Rights.  Landlord, its officers, employees, contractors and
         ------------------
agents shall have the right, but not the duty, to inspect the Demised Premises and Tenant's relevant environmental and land use documents upon reasonable notice to Tenant and to perform such tests on the Demised Premises and/or adjacent river as are reasonably necessary to determine whether Tenant is complying with the terms of this Lease. Tenant shall be responsible for paying for any testing that is conducted if it is determined that Tenant is not in compliance with this Lease due to Tenant's or any of its sublessee's, franchisee's or licensee's operations or use of the Demised Premises and/or adjacent river.

8.02.3     Toxic/Hazardous  Substances;  Landlord  Responsibilities.
           --------------------------------------------------------

(i) Landlord hereby represents and warrants to Tenant that to the best of its knowledge and based on The Phase II Environmental Report dated November 23, 1994 by Woodward-Clyde Consultants and prepared on behalf of Tenant:

a. No Toxic or Hazardous Substance is present on, in, under or migrating onto or from the Demised Premises;

b. There has been no release or discharge, or threat of release or discharge, of any Toxic or Hazardous substance on, in, under or migrating onto or from the Demised Premises;

c. The Demised Premises and any previous or current uses and operations concerning the Demised Premises are not in violation of any applicable federal, state or local statute, ordinance, law, regulation, consent decree, administrative order, guidance document, remediation directive, or common law relating to the public health and safety and protection of the environment (hereinafter "Environmental Law");

d. Landlord has no actual or constructive knowledge of any notice of any governmental entity or third party claiming that the Demised Premises or any uses of and operations on or of the Demised Premises have resulted in any violation of any Environmental Law;

e. No litigation is pending or proposed, threatened, or anticipated with respect to any Toxic or Hazardous Substance at the Demised Premises or any proposed use thereon or thereto; and

f. No underground storage tank containing petroleum or any other Toxic or Hazardous Substance is or was located on or under the Demised Premises at any time.

(ii)     Indemnities  and  Financial  Assurances.  Landlord  agrees  to protect,
         ---------------------------------------
indemnify, defend (with counsel reasonably satisfactory to Tenant) , and hold Tenant and all of its officers, employees, contractors and agents harmless from any and all claims, judgments, damages, penalties, fines, expenses, liabilities and losses arising during or after the Term of this Lease or any renewals thereof, out of or in any way relating to (1) the presence, release or disposal of any Toxic or Hazardous Substance on or from all or any portion of the Demised Premises or the Easements, unless such Toxic or Hazardous Substance is proved to be first present after the Commencement Date solely as a result of the actions of Tenant (or its officers, employees, contractors or agents) or a third party; or (2) the breach of the environmental warranties made by Landlord in this Lease; or (3) the underground abandoned oil pipeline identified by Woodward-Clyde Consultants in that certain Phase 11 Environmental Report dated November 23, 1994, and prepared by Woodward-Clyde on behalf of Tenant, and any related Toxic or Hazardous Substances. To the extent directly involved within an indemnifiable occurrence described above, the indemnification provided by this Article shall also specifically cover, without limitation, all costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision or other third party because of the presence or suspected presence of any Toxic or Hazardous Substance in the soil, groundwater, or soil vapor or under the Demised Premises, the Easements and/or adjacent river. Such costs may include, but not be limited to, diminution in the value of the Demised Premises and the Easements, damages for the loss or restriction on use of rentable or useable space or of any amenity of the Demised Premises and the Easements, sums paid in settlement of claims, attorneys' fees, consultants' fees and expert fees. The foregoing environmental indemnity shall survive the expiration or earlier termination of this Lease and/or any transfer of all or any portion of the Demised Premises, the Easements, or of any interest in this Lease.

Section  8.03     COMPLIANCE  WITH  INSURANCE. Tenant shall likewise observe and
                  ---------------------------
comply with the requirements of all insurance policies of public liability, property and all other policies of insurance required to be supplied by Tenant and at any time in force with respect to the Demised Premises or the Easements, whether or not such observance or compliance is required by reason of any condition, event or circumstance existing prior to or after the Commencement Date, and Tenant shall, upon learning of the existence of any violation or any attempted violation of any of the provisions of this Article of this Lease by any other person or entity, take steps, immediately upon knowledge of such violation or attempted violation, to remedy or prevent the same as the case may be.

Section 8.04     COMPLIANCE WITH DEVELOPMENT AGREEMENT. Tenant shall strictly
                 -------------------------------------
observe and fully comply with all of the requirements, terms and conditions of the Development Agreement and all Exhibits thereto.

Section 8.05     CONTEST OF LAWS. Tenant shall have the right, after prior
                 ---------------
written notice to Landlord, to contest by appropriate administrative and/or legal proceedings, diligently conducted in good faith, in the name of Tenant or Landlord or both, without cost or expense to Landlord and/or the City, the validity or application of any law, ordinance, order, rule, regulation or requirement of the nature referred to herein, subject to the following:

(a) if by the terms of any such law, ordinance, order, rule, regulation or requirement, compliance therewith pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Demised Premises, the Easements, or any part thereof or operation of the Riverboat Gaming Facility, and without subjecting Tenant or Landlord and/or the City to any liability, civil or criminal, for failure so to comply therewith, Tenant may delay compliance therewith until the! final determination of such proceeding; or

(b) if any lien, charge or civil liability would be incurred by reason of any such delay, Tenant nevertheless may contest as aforesaid and delay as aforesaid, provided that such delay would not subject Landlord and/or the City to criminal liability or fine, and Tenant (i) furnishes to Landlord security, reasonably satisfactory to Landlord, against any loss or injury by reason of such contest or delay, and (ii) prosecutes the contest with due diligence. Landlord, without cost to it, shall, subject to the foregoing, execute and deliver any appropriate documents and instruments which may be reasonably requested by Tenant in order to permit Tenant to so contest the validity or application of any such law, ordinance, order, rule, regulation or requirement.

                                   ARTICLE IX.
                               Improvements, Etc.

Section  9.01     IMPROVEMENTS.  Tenant shall construct the Site Improvements as
                  ------------
that term is defined in the Development Agreement. All construction, improvement or renovation of or to the improvements by Tenant pursuant to this Lease shall be done in strict and full compliance with all provisions hereof and of the Development Agreement, shall be commenced within sixty (60) days after the execution of the Contingencies Waiver Addendum, subject to the provisions in the Development Agreement made for Unavoidable Delays as that term is defined in
Section 5.4 of the Development Agreement, and shall be completed in accordance with Critical Path timing requirements of the Development Agreement.

Section 9.02     TITLE TO TENANT'S PERSONALTY AND FIXTURES. Title to Tenant's
                 -----------------------------------------
Personalty and Fixtures shall at all times during the Term of this Lease be that of the Tenant. Title to all other Site Improvements including the Riverboat Gaming Facility, any equipment and/or appurtenances thereto and all changes, additions and alterations therein and all renewals and replacements thereof, when made, erected, constructed, installed or placed upon the Demised Premises or the Easements by Tenant shall be the property of the Landlord.

Section 9.03     DESTRUCTION/DAMAGE. If any of the improvements as erected and
                 ------------------
constructed on the Demised Premises hereunder or under the Development Agreement shall be substantially damaged by f ire or other casualty or as a result of a taking mentioned herein, the provisions hereof shall govern.

Section 9.04     CHANGES AND ALTERATIONS. Tenant shall erect new buildings or
                 -----------------------
improvements on the Demised. Premises, the Easements, and/or make changes or additions to existing improvements thereon only subject to, and in compliance with, the provisions hereof and the relevant provisions of the Development Agreement. Before beginning any such improvement and/or construction, Tenant shall submit to Landlord a copy of the plans and specifications for same, and any amendments thereto, together with an estimate which shall show in reasonable detail, allocated among the various trades, the approximate cost of same. Such plans and specifications shall comply with all relevant legal requirements, the provisions hereof, and of the relevant provisions of the Development Agreement.

Section 9.05     PERFORMANCE BOND. Before beginning the addition or change to
                 ----------------
any improvements which may at any time be on, adjacent to, or a part of the Demised Premises, or the construction of any new building or other improvement with respect thereto, Tenant will comply with all performance bond requirements of City and/or other governmental authorities having jurisdiction with respect thereto.

Section 9.06     INSURANCE ENDORSEMENTS. Before making any such change or
                 ----------------------
alteration or before beginning the letting of any contracts relating to the construction of any new improvement on the Demised Premises, Tenant shall supply Landlord with such endorsements to the existing insurance policies by Tenant as shall be necessary to covet the contemplated work.

Section 9.07     ADDITIONAL IMPROVEMENTS. If, after satisfactory completion of
                 -----------------------
all work to be done by it hereunder and under the Development Agreement, Tenant desires to alter, enlarge or structurally change any improvements then on the Demised Premises, Tenant may do so provided that Landlord has first approved in writing Tenant's written plans and specifications for same, which approval shall not be unreasonably withheld by Landlord if Tenant performs the same subject to the provisions of this Lease and in particular this Article IX, as if such additional work were called for under the Development Agreement.

Section 9.08     COMPLIANCE WITH LAWS. All improvements and/or additions made
                 --------------------
and/or erected hereunder shall be designed, constructed and completed in compliance with all requirements of law and with all ordinances, regulations and orders of any and all Federal, State, County and Municipal and other public authorities relating thereto. on completion of same, Tenant will procure a final Certificate of occupancy and deliver to Landlord the original or a copy thereof.

Section 9.09     SURRENDER OF IMPROVEMENTS. Any and all buildings, structures,
                 -------------------------
alterations, additions and improvements upon the Demised Premises and the Easements, at the expiration or sooner termination of this Lease, shall then become the property of Landlord and shall be surrendered in accordance with the provisions hereof.

                                   ARTICLE X.
                               Discharge of Liens

Section  10.01     NO  LIENS. Tenant shall not create or permit to be created or
                   ---------
to remain, and shall discharge, any and all mechanic's, laborer's or materialman's liens and any and all conditional sale, title retention agreements, chattel mortgages or security interests, which might be or become a lien, encumbrance or charge upon or claim against the Demised Premises and the Easements or any part thereof and having any priority or preference over or ranking on a parity with the estate, rights and interest of Landlord in the Demised Premises or any part thereof.

Section 10.02     DEFENSE OF LIEN CLAIM. If any mechanic's, laborer's,
                  ---------------------
architect's, engineer's, materialman's or nurseryman's lien shall at any time be filed against the Demised Premises and the Easements or any part thereof, Tenant, within ten (10) days after notice of the filing thereof, shall cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction, or otherwise. if Tenant shall fail to cause such lien to be so discharged within the period aforesaid, then, in addition to any other right or remedy hereunder, Landlord, after ten (10) days,' notice to Tenant, may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord and all costs and expenses incurred by Landlord in connection therewith, together with interest thereon at the Interest Rate (as defined herein) per annum, from the respective dates of Landlord's making of the payment or incurring of the cost and expense shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

Section 10.03     NO CONSENT. Nothing in this Lease contained shall be deemed or
                  ----------
construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer, supplier or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Demised Premises, the Easements, or any part of either of same.

                                  ARTICLE XI.
                                   No Waste

     Tenant shall not do or suffer any material waste or damage, disfigurement or injury to the Demised Premises or any part thereof.

                                  ARTICLE XII.
                                Use of Property

Section  12.01     PROPER  USE.  Tenant  shall  not  use  or  allow  the Demised
                   -----------
Premises, the Easements, or any improvements thereon or any appurtenances thereto, for any unlawful purpose or in violation of any certificate of occupancy or license covering or affecting the use of the Demised Premises or the Easements or which may, by law, constitute a nuisance, public or private, or which may make void or voidable any insurance then in force with respect thereto.

Section 12.02     PROHIBITED US.  Tenant shall not suffer or permit the Demised
                  -------------
Premises or any portion thereof to be used by the public as such, without restriction or in such manner as might reasonably tend to impair Landlord's or City's title to the Demised Premises and the Easements or any portion thereof, or in such manner as might reasonably make possible a claim or claims of adverse usage, adverse possession or prescription by the public, as such, or of implied dedication, of the Demised Premises and the Easements or any portion thereof. Tenant hereby acknowledges that Landlord does not hereby consent, expressly or by implication, to the unrestricted use or possession of the whole or any portion of the Demised Premises by the public, as such.

                                ARTICLE XIII.
                    Entry on Demised Premises by Landlord

Section  13.01     RIGHT  TO  ENTER.  Tenant  shall  permit  Landlord  and  its
                   ----------------
authorized representatives to enter the Demised Premises at all reasonable times for the purpose of (a) inspecting the same, and (b) making necessary repairs by reason of Tenant's failure to make any such repairs or perform any such work or to commence the same within ten (10) days after written notice from Landlord (or without notice in case of emergency). Nothing herein shall imply any duty upon the part of Landlord to do any such work, and performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same.

Section 13.02     STORAGE.  During the progress of any work in, on, or to the
                  -------
Demised Premises and the Easements performed by Landlord pursuant to any of the provisions hereof, Landlord may keep and store therein all necessary materials, tools, supplies and equipment. Landlord shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant by making such repairs or the performance of any such work, or on account of bringing materials, tools, supplies and equipment into the Demised Premises during the course thereof and the obligations of Tenant under this Lease shall not be affected thereby.

                                ARTICLE XIV.
                 Indemnification of and by Landlord and Tenant

     Effective upon the date hereof, Tenant shall fully indemnify and save harmless Landlord and City and their respective elected and/or appointed officials, agents, servants, employees, officers and directors, from and against any and all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, and any and all suits and proceedings in connection therewith, even if any such suit, claim or proceeding is false, groundless or fraudulent, including, without limitation, reasonable architects', engineers', accountants', expert witnesses' and attorneys' fees, which may be imposed upon or incurred by or asserted against Landlord and/or City, their said elected and/or appointed officials, agents, servants, officers, directors and employees by reason of or arising in whole or in part from any of the following or other actual or alleged matters, occurrences, events, transactions, acts and omissions during the Term of this Lease or any renewal or extension thereof or for so long as Tenant shall be in possession of the Demised Premises or any part thereof:

(a) any work or thing done or permitted to be done in, on or about the Demised Premises and the Easements or any part thereof by Tenant, sublessees, franchisees, licensees and any of their respective officers, directors, agents, contractors, employees, and invitees;

(b) any use, non-use, possession, occupation, condition, operation, maintenance or management of the Demised Premises and the Easements or any part thereof or any alley, sidewalk, curb, street, bridge, walkway, garage, passageway or space adjacent thereto or any riverboat gaming enterprise associated therewith for which Tenant is responsible hereunder;

(c) any negligent or intentional act or omission on the part of Tenant or any of its agents, contractors, servants, employees, subtenants, licensees or invitees;

(d) any accident, injury or damage to any person or property occurring in, on or about or arising from the Demised Premises and the Easements or any part thereof, or any alley, sidewalk, curb, street, bridge, walkway, passageway or space adjacent thereto;

(e) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this Lease and/or the Development Agreement, to be performed or complied with by it; and/or

(f) any obligation of the Tenant or Tenant's contractors and/or their subcontractors under workers' compensation laws or the laws of the federal government or any state's government as to any employee benefits or any employment related problems under ERISA or any other statutory liabilities, be they state, local or federal.

Notwithstanding the foregoing, Tenant shall not be obligated hereunder with respect to the liability or responsibility for any pre-existing environmental conditions described in Section 8.02.3 hereof.

     In case any action or proceeding is brought against Landlord or City by reason of any such claim, Tenant, upon written notice from Landlord or City, shall at Tenant's sole cost and expense resist and defend such action or proceeding by counsel approved by Landlord in writing, which approval Landlord agrees not to unreasonably withhold.

Landlord shall fully indemnify and save harmless Tenant and its agents, servants, employees, officers and directors, with respect to any failure on the part of Landlord to perform or comply with any of the covenants, agreements, terms, provisions, conditions, or limitations contained in this Lease and/or the Development Agreement, to be performed or complied with by Landlord and any and all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, and any and all suits and proceedings in connection therewith, even if any such suit, claim or proceeding is false, groundless or fraudulent, including, without limitation, reasonable architects', engineers', accountants', expert witnesses' and attorneys' fees, which may be imposed upon or incurred by or asserted against Tenant, its said agents, servants, officers, directors and employees by reason of or arising in whole or in part from any such actual or alleged matters, occurrences, events, transactions, acts and omissions during the Term of this Lease or any renewal or extension thereof or for so long as Tenant shall be in possession of the Demised Premises or any part thereof. In case any action or proceeding is brought against Tenant by reason of any claim, Landlord, upon written notice from Tenant, shall at Landlord's sole cost and expense resist and defend such action or proceeding by counsel approved by Tenant in writing, which approval Tenant agrees not to unreasonably withhold. Neither Landlord nor the City shall be responsible or liable to Tenant, or to those claiming by, through, or under Tenant, nor shall Landlord or the City be required to protect, defend, indemnify or hold Tenant or any of such persons or entities harmless from and against any loss or damage which may be occasioned by or through Tenant or others (including Tenant's business invitees), as a result of the occupancy or use of the Demised Premises and the Easements or any damage or injury of any nature whatsoever, including, without limitation, any loss or damage which arises from any defect in or failure of or danger in connection with the Demised Premises and the Easements or any improvement thereon or adjacent thereto, or any utility or other service furnished in connection therewith all except as described in Section 8.02.3 hereof. Other than as described in section 8.02.3 hereof, Tenant shall use and occupy the Demised Premises and the Easements, and all parts thereof and make same available to its business invitees and others at Tenant's sole risk and at no risk or liability to Landlord or the City.

                                ARTICLE XV.
                          Damage or Destruction

Section  15.01     REPAIR/RESTORATION  BY  TENANT.  In  case  of  damage  to  or
                   ------------------------------
destruction of any improvements now or hereafter existing on the Demised Premises and the Easements, including the Site Improvements as defined herein), Tenant be obligated to repair and/or restore the same. If Tenant shall, as soon as is practical after any such damage or destruction considering the extent of the damage, commence repair and/or construction of a new building and/or other improvements, as applicable, the proceeds of any insurance payable by reason of such damage or destruction shall be paid to Tenant. If Tenant shall fail to so commence such repair/construction and diligently pursue completion within such period of time, such proceeds of insurance shall be the property of and shall be paid to Landlord, except for proceeds payable with respect to Tenant's Personalty and Fixtures. Notwithstanding the foregoing, Landlord shall have all rights to direct use of payments made under insurance provided under
Section  5.02(b)  hereof.

Section 15.02     NOTICE.  In case of damage to or destruction of any
                  ------
improvements on the Demised Premises and the Easements or any part thereof, by fire or otherwise, Tenant shall promptly give written notice thereof to Landlord, and Tenant shall, at Tenant's sole cost and expense, and whether or not the insurance proceeds, if any, shall be sufficient for such purpose, restore, repair, replace, rebuild or alter the same as nearly as possible to its value immediately prior to such damage or destruction, with such changes or alterations as may be made from time to time at Tenant's election, all in conformity with and subject to the applicable terms and conditions hereof and of the Development Agreement.

Section 15.03     NO RIGHT TO TERMINATE/SURRENDER.  No destruction of or damage
                  -------------------------------
to the improvements on the Demised Premises and the Easements or any part thereof, by fire or any other casualty, shall permit Tenant to surrender this Lease or shall relieve Tenant from its liability to pay the full Minimum Net Rent, Percentage Rent, Additional Rent, the Riverfront Park Grant and other charges payable under this Lease or from any of its other obligations under this Lease or under the Development Agreement, and Tenant waives all rights now or hereafter conferred upon it by statute or otherwise to quit or surrender this Lease or the Demised Premises or any part thereof or to cease its operations hereunder or to any suspension, diminution, abatement or reduction of Rent on account of any such destruction or damage.

                                  ARTICLE XVI.
                                 Condemnation

Section  16.01     TAKING.  In  the  event  that  the  Demised  Premises  or the
                   ------
Easements, or any part thereof, shall be taken in condemnation proceedings or by exercise of any right of eminent domain or by agreement between Landlord and Tenant (any such matters being hereinafter referred to as a "taking"), Landlord and Tenant shall have the right to participate in any such condemnation proceedings or agreement for the purpose of protecting their interests hereunder. Each party so participating shall pay its own expenses therein.

Section 16.02     SUBSTANTIAL/COMPLETE TAKING.  If at any time during the term
                  ---------------------------
of this Lease or any renewal or extension thereof there shall be a taking of the whole or substantially all of the Demised Premises, this Lease shall terminate and expire on the date of such taking and the Rent payable hereunder shall be equitably apportioned and paid to the date of such taking and Tenant shall have no further liability to Landlord under this Lease. For the purpose of this Article, "substantially all of the Demised Premises" shall be deemed to have been taken if (i) the untaken part of the Demised Premises and/or the Easements shall be insufficient for the economic and feasible continued operation of the riverboat gambling enterprise in connection therewith, or (ii) if the taken part of the Demised Premises and/or Easements includes the Riverboat Gaming Facility.

Section 16.03     TERMINATION FROM TAKING.  If this Lease shall have terminated
                  -----------------------
as a result of such taking:

As to all of any award (regardless of basis for the making of same), Tenant shall be entitled to that portion of the award which is equivalent to a fraction in which the numerator is equal to the number of years remaining in the initial Term (and any potential renewal term) and the denominator is fifty (50) years ("Tenant's Award") and Landlord shall be entitled to the remainder of such award, provided however that in no event shall Landlord's share of such award be less than that amount of money required to retire all then outstanding bonds secured by Landlord's interest in this Lease, on the earliest redemption date to occur after termination of this Lease. Provided further such minimum Landlord's share shall not exceed the total principal interest and redemption premium, if any, that would have been due and owing as of the next redemption date under the first occurring Bond Issuance contemplated and described in Section 2.14 of this Lease.

Section  16.04     PARTIAL TAKING.  If this Lease shall not have been terminated
                   --------------
as above provided and shall continue after the taking, then in such event all of the Award (regardless of the basis for the making of same) shall be distributed as follows:

(a) Tenant shall be tendered that portion of the award received for all purposes (including land acquisition) of replacing, improving or making usable any improvement on or adjacent to the Demised Premises that needs replacement or alteration or improvement as a result of the taking; and

(b) The remainder of the Award shall be divided between Landlord and Tenant as set forth in Section 16.03 above, except that the provisions therein for Landlord's minimum share respecting outstanding bonds shall not apply.

Notwithstanding the foregoing, in the event of exercise of power of eminent domain by the Missouri Highway Transportation Department ("MHTD") or a successor thereof, of all or part of Parking Parcel A as that term is defined in that certain Cooperative Agreement between the City, Landlord and Tenant dated July 31, 1995, Tenant and Landlord shall not be entitled to damages for such taking and in such event the parties shall modify this Lease as therein provided.

Section  16.05     EASEMENT  TYPE  TAKING.  In  the  event  of  the taking of an
                   ----------------------
easement or any other taking which shall be of an interest or estate in the land less than a fee simple, as a result of which the Demised Premises shall be insufficient for the economic and feasible continued operation of its business thereon by Tenant, this Lease shall terminate and expire with the same force and effect as in the case of a taking pursuant to Section 16.03 hereof. Otherwise, such taking shall be deemed a taking insufficient to terminate this Lease and the division of the award shall be governed by Section 16.04 in so far as that Section shall be applicable; provided, however, that if there shall be any payment or award predicated on a change in the grade of a street or avenue on which the Demised Premises abut, Tenant shall be entitled, after making such change in restoration as may be necessary and appropriate by reason of such change of grade, to reimbursement for the expense thereof to the extent of the net amount of any payment or award, after deduction of costs of collection, including, without limitation, attorneys' fees and expenses, which may be awarded for such change of grade. Any part of an award for change of grade which shall remain unexpended after such restoration shall be the property of Landlord. If any award shall include change of grade and any other item or element of damage, that part thereof shall be applied in accordance with this
Section 16.05 which shall be specifically attributed to change of grade by the condemnation award or, if not so attributed, shall be determined by agreement between the parties.

                                 ARTICLE XVII.
            Assignments, Mortgages and Subleases of Tenant's Interest

     Except as specifically provided herein and in the Development Agreement, Tenant, and its permitted successors and assigns, shall have the right to assign, sublet, mortgage, encumber or otherwise affect this Lease or any interest therein, with the prior written consent of Landlord, which consent shall not be unreasonably withheld. Landlord's withholding of such consent shall be deemed reasonable hereunder unless Tenant and its proposed assignee comply with requirements substantially similar to those set forth in Section
18.04  B  viii,  (b)  and  (c)  herein.

With the prior written consent of Landlord, not to be unreasonably withheld or delayed, Tenant shall have the right to enter into sublease, license, franchise and concessionaire agreements with persons or entities to operate various types of ancillary and/or supporting business enterprises to Tenant's gaming business enterprise at the Demised Premises including, without limitation, those for the serving of food and beverages.

No assignment or sublease, even if so consented to, shall be effective unless and until Landlord shall have received an executed counterpart of such assignment or sublease, in recordable form, under which the assignee shall have assumed all obligations of Tenant under this Lease and shall specifically agreed to perform and observe the covenants and conditions in this Lease contained on Tenant's part to be performed and observed.

Notwithstanding the foregoing, Landlord acknowledges that Tenant is obligated under provisions of the Development Agreement to cause its riverboat gaming enterprise to be conducted by an enterprise which is ninety percent (90%) owned by Tenant and ten percent (10%) owned by minority interests. To the extent necessary to enable such joint venture to so operate, Tenant may assign its interest hereunder (but specifically without relieving it of any obligation or liability hereunder), provided, however, that such enterprise is formed pursuant to the minority ownership requirements of the Development Agreement and/or any Exhibit thereto and that on the Opening Date and for a period equal to the lesser of (i) five (5) years after the date hereof, or (ii) three (3) years after the Opening Date, and such enterprise shall in fact be ten percent (10%) minority owned. Tenant further agrees that said ten percent (10%) minority interest shall be such that such minority interest in the aggregate shall enjoy, receive and benefit from its aggregate ten percent (10%) ownership interest in the riverboat gaming enterprise herein provided for.

Landlord shall have the right to, or to allow City to, convey, assign, pledge, encumber or mortgage any part of its respective interest in the Demised Premises and/or this Lease, specifically including but not being limited to any assignment by Landlord to a third party bond trustee, as security for bonds issued by Landlord and secured by this Lease so long as any such transfer is not to any person or party in direct competition with Tenant, and, in the event of a pledge, encumbrance or mortgage, such mortgagees(s) and Tenant enter into a Non-Disturbance and Attornment Agreement in standard form reasonably satisfactory to Tenant. Tenant may pledge, encumber or mortgage its leasehold estate or any part thereof so long as any such transfer is subordinate to the City's and to Landlord's (or its mortgagee's) estates and provided further that Landlord and any such mortgagee(s) shall enter into a Non--Disturbance and Attornment Agreement in standard form reasonably satisfactory to Landlord and the City.

                                 ARTICLE XVIII.
                                   Default

Section  18.01     "EVENT OF DEFAULT" BY TENANT DEFINED.  Any one or more of the
                   ------------------------------------
following  events  shall  constitute  an "Event of Default" by Tenant hereunder:

(a) The sale, assignment or other transfer of all or any of Tenant's interest in this Lease and/or the Demised Premises or any portion thereof (other than as is permitted under Article XVII hereof) voluntarily, or under attachment, execution or similar legal process, or if Tenant is adjudicated as bankrupt or insolvent under any state bankruptcy or insolvency law and such adjudication or order is not vacated within ninety (90) days and Tenant is not otherwise in default hereunder.

(b) The commencement of a case under any chapter of the Federal Bankruptcy Code by or against Tenant or any operating entity of Tenant's riverboat gaming enterprise ("Operator") in connection with the Demised Premises or any portion thereof, or the filing of a voluntary or involuntary petition thereunder proposing the adjudication of Tenant or Operator as bankrupt or insolvent, or the reorganization of Tenant, or Operator or an arrangement by Tenant or any such Operator with its creditors, unless the petition filed or case commenced is withdrawn or dismissed within ninety (90) days after the date of its filing and Tenant is not otherwise in default hereunder.

(c) The appointment of a receiver or trustee for the business or property of Tenant or any such Operator, unless such appointment shall be vacated within ninety (90) days of its entry.

(d) The making by Tenant or any such Operator of an assignment for the benefit of its creditors, or if in any other manner Tenant's interest in this Lease shall pass to another person, firm or entity by operation of law except a merger or reorganization of Tenant in which Tenant shall be the survivor and/or the same persons or entities in control of Tenant shall remain in control of such merged or reorganized entity.

(e) The failure of Tenant to pay any portion of properly due Rent within five (5) days after the giving of notice thereof by Landlord that the same is due hereunder. Tenant's failure to pay Percentage Rent greater than the Minimum Net Rent shall not be sufficient ground for termination of this Lease by Landlord if such failure is the result of a bona fide dispute as to the amount due and payable and Tenant promptly pays any Percentage Rent underpayment with interest at the Interest Rate from the due date until paid upon resolution of such dispute.

(f) Material default by Tenant in the performance or observance of any covenant or agreement of this Lease (other than a default involving the payment of Rent), or any obligation of Tenant under the Development Agreement or any Exhibit thereto, which default is not cured within ten (10) days after the giving of notice thereof by Landlord, unless such default is of such nature that it cannot reasonably be cured within such ten (10) day period, in which case no Event of Default shall occur so long as Tenant shall commence the curing of the default within such ten (10) day period and shall thereafter diligently prosecute the curing of same; provided, however, if Tenant shall default in the performance of any such covenant or agreement of this Lease, the Development Agreement or any Exhibit thereto two (2) or more times in any twelve (12) month period, then notwithstanding that each of such defaults shall have been cured by Tenant, any further default of such covenant or agreement within such twelve
(12) month period shall be deemed an Event of Default without the ability for cure.

(g) The vacation or abandonment of the Demised Premises at any time after the Commencement Date by Tenant except a vacation or abandonment permitted under
Section 2.06 hereof.

(h) The occurrence of any other event described as constituting an '"Event of Default" elsewhere in this Lease or the Development Agreement or any Exhibit thereto and the continuation of such an Event of Default after the expiration of any cure period provided herein or therein.

Section  18.02     REMEDIES.  Upon the occurrence of an Event of Default and the
                   --------
continuation of any such Event of Default after the expiration of any applicable cure period provided for herein, Landlord, without further notice to Tenant in any instance (except as expressly provided for below), may do any one or more of the following:

(a) With or without judicial process, enter the Demised Premises and take possession thereof without the necessity of legal proceedings, and remove Tenant and all other persons and property from the Demised Premises, and may store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant without resort to legal process and without Landlord being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby; and Landlord may, from time to time without terminating this Lease, make such alterations and repairs as may be necessary to relet the Demised Premises or any portion thereof, alone or together with other premises, on behalf of Tenant and for such term or terms (which may be greater or less than the period which otherwise would have constituted the balance of the Term or any then validly exercised renewal thereof) and on such terms and conditions (which may include concessions or free rent and alteration of the Demised Premises) as Landlord, in its sole discretion, may determine, but Landlord shall not be liable for, nor shall Tenant's obligations under this Lease be diminished by reason of, any failure by Landlord to relet the Demised Premises or any failure by Landlord to collect any rent due upon such reletting so long as Landlord has reasonably attempted to mitigate damages as required in Section 18.10. No such re-entry or the taking of possession of the Demised Premises or any portion thereof by Landlord shall be construed as an election on its part to terminate this Lease or to accept a surrender thereof unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach and receive, in addition to any other damages which it may be entitled, the Default/Termination Damages defined in 18.03 of this Lease and, in addition, the "Liquidated Damages" described in 18.03(ii) of this Lease; or

(b) Perform, on behalf and at the expense of Tenant, any obligation of Tenant under this Lease which Tenant has failed to perform and of which Landlord shall have given Tenant notice, the cost of which performance by Landlord, together with interest thereon at the Interest Rate from the date of such expenditure, shall be deemed Additional Rent and shall be payable by Tenant to Landlord upon demand. Notwithstanding the provisions of this clause (b) and regardless of whether an Event of Default shall have occurred, Landlord may exercise the remedy described in this clause (b) without any notice to Tenant if Landlord, in its good faith judgment, believes it would be materially injured by failure to take rapid action or if the unperformed obligation of Tenant constitutes an emergency; or

(c) Elect to terminate this Lease and the tenancy created hereby by giving written notice of such election to Tenant, and reenter the Demised Premises and the Easements, without the necessity of legal proceedings, and remove Tenant and all other persons and property from the Demised Premises and the Easements, and may store such property in a public warehouse or elsewhere at the cost and for the account of Tenant without resort to legal process and without Landlord being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby; or

(d)     Exercise any other legal or equitable right or remedy which it may have.

(e) Notwithstanding anything to the contrary contained above or elsewhere herein or as provided by law or equity generally, in recognition of the major investment in Site Improvements, grants and fundings to be made by Tenant for Landlord's benefit as set out herein or in the Development Agreement, Landlord agrees that after the Commencement Date, it will only elect the remedies of dispossessing Tenant or terminating this Lease as a last resort in the event that Tenant has materially failed to perform its obligations hereunder and Tenant has failed to compensate Landlord for all reasonable damages and costs caused Landlord by such breach(es) so long as Tenant in good faith is continuing to operate the riverboat gaming enterprise in substantially the manner contemplated herein.

     All costs and expenses incurred by Landlord (including, without limitation, reasonable attorneys' fees) in enforcing any of its rights and remedies under this Lease shall be deemed to be Additional Rent and shall be paid to Landlord by Tenant upon demand.

Section  18.03     DAMAGES.
                   -------
     Whether  or  not  this  Lease is terminated by Landlord pursuant to Section
18.02 hereof, upon the occurrence of an Event of Default and the continuation of any such Event of Default after the expiration of any applicable cure period provided for herein, Tenant shall in all events nevertheless remain liable for
(a) any Rent, any installment of the Riverfront Park Grant (the "Grant"), any damages which may be due or sustained prior to the last to occur of the date upon which an Event of Default occurs or the date of expiration of any applicable cure period with respect to such Event of Default, including damages under Section 2.06 hereof, and, in addition, all reasonable costs, fees and expenses, including, but not limited to, reasonable attorneys' fees, costs and expenses, incurred by Landlord in pursuit of its remedies hereunder, and in renting the Demised Premises and the Easements or any portion thereof to others from time to time (all such Rent, Grant, damages, costs, fees and expenses being referred to herein as "Default/ Termination Damages"), and (b) in the event Landlord shall attempt to relet or shall relet all or any portion of the Demised Premises or in the event that this Lease shall be terminated, additional damages (the "Liquidated Damages"), which, at the election of Landlord, shall be as follows:

(i) in the event that Landlord has not exercised its right to terminate this Lease, an amount equal to the Rent which would have become due during the remainder of the Term or any exercised renewal thereof, less the amount of rent, additional rent, grant, and other sums, if any, which Landlord shall receive during such period from others to whom the Demised Premises and/or any portion thereof may be rented (other than any rent or other sum received by Landlord as a result of any failure of such other person or entity to perform any of its obligations to Landlord), in which case such Liquidated Damages shall be computed and payable in monthly installments, in advance, on the first day of each calendar month following the occurrence of an uncured Event of Default under this Lease and continuing until the date on which the Term (or any exercised renewal thereof with no automatic renewals to occur thereafter) is due to expire, and any suit or action brought to collect any such Liquidated Damages for any month shall not in any manner prejudice the right of Landlord to collect any Liquidated Damages for any subsequent month by a similar proceeding or be deemed to require repeated lawsuits hereunder; or

(ii) if Landlord shall at any time exercise its right to terminate this Lease, an amount equal to the present worth (as of the date of such termination) of Rent and Grant which, but for such termination of this Lease, would have become due during the remainder of the Term (or any exercised renewal thereof), less the fair rental value of the Demised Premises for the remainder of the Term (or any exercised renewal thereof) with no automatic renewals to occur thereafter, as determined by an independent appraiser named by the presiding judge of the Circuit Court of Jackson County, Missouri, in which case such Liquidated Damages shall be payable to Landlord in one lump sum on demand and shall bear interest at the Interest Rate until paid. For purposes of this clause (ii), "present worth" shall be computed by discounting such amount to present worth at a discount rate equal to the Interest Rate.

     If an uncured Event of Default shall take place after the expiration of two or more years after the Opening Date, then, for purposes of computing the Liquidated Damages, the Percentage Rent payable with respect to each calendar year or portion thereof following such uncured Event of Default (including the balance of the year in which such uncured Event of Default shall take place) shall be conclusively presumed to be equal to the average Percentage Rent payable with respect to each complete year preceding such uncured Event of Default. If such uncured Event of Default shall take place before the expiration of two years after Opening Date, then, for purposes of computing the Liquidated Damages, the Percentage Rent payable with respect to each calendar year or portion thereof following such uncured Event of Default (including the balance of the calendar year in which such uncured Event of Default shall take place) shall be conclusively presumed to be equal to twelve (12) times the average monthly amount of Percentage Rent which was due and payable prior to such uncured Event of if no Percentage Rent shall have been payable during such period, then the Percentage Rent for each year of the unexpired Term shall be conclusively presumed to be a sum equal to that described in Section 2.06 as if there had been a failure of Tenant to operate its riverboat gaming enterprise.

Default/Termination Damages shall be due and payable immediately upon demand by Landlord following any uncured Event of Default of this Lease pursuant to
Section 18.02. Liquidated Damages shall be due and payable at the times set forth herein.

Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain, in proceedings for the termination of this Lease by reason of bankruptcy or insolvency, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above. The failure or refusal of Landlord to relet the Demised Premises or any part or parts thereof shall not release or affect Tenant's liability for damages hereunder so long as Landlord has reasonably attempted to mitigate damages as required in Section 18.10.

Section  18.04     REMEDIES  IN  EVENT  OF  BANKRUPTCY  OR  OTHER  PROCEEDING.
                   ----------------------------------------------------------

A. Anything contained herein to the contrary notwithstanding, if termination of this Lease shall be stayed by order of any court having jurisdiction over any proceeding described in paragraph (b) of Section 18.01, or by federal or state statute, then, following the expiration of any such stay, or if Tenant or Tenant as debtor-in-possession or the trustee appointed in any such proceeding (being collectively referred to as "Tenant" only for the purposes of this Section 18.04) shall fail to assume Tenant's obligations under this Lease within the period prescribed therefor by law or after entry of the order for relief or as may be allowed by the court, or if Tenant shall fail to provide adequate protection of Landlord's right, title and interest in and to the Demised Premises or adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, then Landlord, to the extent permitted by law or by leave of the court having jurisdiction over such proceeding, shall have the right, at its election, to terminate this Lease, without written notice to Tenant, and upon the effective date of such termination, this Lease shall cease and expire as aforesaid and Tenant shall immediately quit and surrender the Demised Premises as aforesaid. Upon the termination of this Lease as provided above, Landlord, without notice, may re-enter and repossess the Demised Premises using such force for that purpose as may be necessary without being liable to indictment, prosecution or damages therefor dispossess Tenant by summary proceedings or otherwise.

B. For the purposes of the preceding paragraph (a), adequate protection of Landlord's right, title and interest in and to the Demised Premises, and adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, shall include, without limitation, the following requirements:

(i)     that  Tenant  comply  with  all  of  its  obligations under this Lease;

(ii) that Tenant pay to Landlord, on the first day of each month occurring subsequent to the entry of such order, or the effective date of such stay, a sum equal to the amount by which the Demised Premises diminished in value during the immediately preceding monthly period, but, in no event, an amount which is less than the aggregate Rent payable for such monthly period;

(iii) that Tenant continue to use the Demised Premises in the manner and for the purposes originally required by this Lease;

(iv) that Landlord be permitted to supervise the performance of Tenant's obligations under this Lease;

(v) that Tenant pay to Landlord within fifteen (15) days after entry of such order or the effective date of such stay, as partial adequate protection against future diminution in value of the Demised Premises and adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, a security deposit in an amount reasonably acceptable to Landlord;

(vi) that Tenant has and will continue to have unencumbered assets after the payment of all secured obligations and administrative expenses adequate to assure Landlord that sufficient funds will be available to fulfill the obligations of Tenant under this Lease;

(vii) that if Tenant assumes this Lease and proposes to assign the same (pursuant to Title 11 U.S.C. 365, or as the same may be amended) to any person or entity who/which shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to such court having competent jurisdiction over Tenant's estate, then notice of such proposed assignment, setting forth (x) the name and address of such person or entity, (y) all of the terms and conditions of such offer, and (z) if required by law or by any court, the adequate assurance to be provided Landlord to assure such person's or entity's future performance under this Lease, including, without limitation, the assurances referred to in Title 11 U.S.C. S365(b)(3) , as it may be amended, shall be given to Landlord by Tenant no later than fifteen (15) days after receipt by Tenant of such offer, but in any event no later than thirty (30) days prior to the date that Tenant shall make application to such court for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept, or to cause Landlord's designee to accept, an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person or entity, less any brokerage commissions which may be payable out of the consideration to be paid by such person or entity for the assignment of this Lease; and

(viii) that if Tenant assumes this Lease and proposes to assign the same, and Landlord does not exercise its option pursuant to paragraph (vii) of this
Section 18.04, Tenant hereby agrees that:

a. such assignee shall have a net worth not less than the net worth of Tenant as of the Opening Date, or such Tenant's obligations under this Lease shall be unconditionally guaranteed by a person or an entity having a net worth equal to Tenant's net worth as of the Opening Date;

b. such assignee shall not use the Demised Premises except subject to all restrictions contained in this Lease;

c. such assignee shall assume in writing all of the terms, covenants and conditions of this Lease including, without limitation, all of such terms, covenants and conditions respecting the permitted use and payment of Rent, and such assignee shall provide Landlord with assurances satisfactory to Landlord that it has the experience in operating gaming enterprises similar to that to be conducted by Tenant hereunder, sufficient to enable it to so comply with all of the terms, covenants and conditions of this Lease and successfully operate the Demised Premises for such use; and

d. if such assignee makes any payment to Tenant, or for Tenant's account, for the right to assume this Lease (including, without limitation, any lump sun payment, installment payment or payment in the nature of rent over and above the Rent payable under this Lease), Tenant shall pay over to Landlord one-quarter (1/4) of any such payment.

Section  18.05     CONTINUED  OBLIGATION.
                   ---------------------

A. No expiration or termination of this Lease or relief sought or obtained by Landlord or Tenant hereunder relieve Tenant or Landlord, as the case may be, of its liability and obligations under this Lease, and such liability and obligations shall survive any such expiration or termination or enforcement or attempted enforcement of relief hereunder.

B. In the event that the Demised Premises or any part thereof be re-let by Landlord for the unexpired term of this Lease, or any part thereof, before presentation of proof of such liquidated damages to any court, then the amount of rent reserved upon such re-letting shall, prima facie, be the fair and
                                             ----- -----
reasonable rental value for the part or the whole of the Demised Premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of Landlord to prove for and obtain, as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in affect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Section  18.06     WAIVER  BY TENANT.  Tenant hereby expressly waives, so far as
                   -----------------
permitted by law, the service of any notice of intention to re-enter provided for in any statute and, except as is herein otherwise provided, Tenant, for and on behalf of itself and all persons and entities claiming through or under Tenant (including any leasehold mortgagee or other creditor), also waives any and all right of redemption or re-entry or re-possession in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge or in case of re-entry or re-possession by Landlord or in case of any expiration or termination of this Lease. The terms "enter", "re-enter", "entry" or "re-entry" as used in this Lease are not restricted to their technical legal meanings.

Section 18.07     NO WAIVER BY LANDLORD OR TENANT.  No failure by Landlord or
                  -------------------------------
Tenant to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy upon a breach of any agreement, term, covenant or condition hereof, and no acceptance of full or partial Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Tenant or Landlord, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by the non-breaching party. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

Section 18.08     INJUNCTION.  In the event of any breach or threatened breach
                  ----------
by Tenant or Landlord of any of the agreements, terms, covenants or conditions contained in this Lease, Tenant or Landlord, as the case may be, shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though other remedies were not provided for in this Lease.

Section 18.09     CUMULATIVE RIGHTS.  Each right and remedy provided to Landlord
                  -----------------
or Tenant in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

Section 18.10     MITIGATION.  While Landlord shall be entitled to pursue each
                  ----------
and every remedy hereunder as provided above, Landlord shall have the obligation to use reasonable best efforts to mitigate its damages hereunder by seeking a new tenant after Landlord has terminated this Lease.

Section 18.11     DEFAULT BY LANDLORD; TENANT REMEDIES.  Should Landlord
                  ------------------------------------
materially default in the performance or observance of any covenant or agreement of this Lease, or any obligation of Landlord under the Development Agreement or any Exhibit thereto, which default is not cured within ten (10) days after the giving of notice thereof by Tenant, unless such default is of such a nature that it cannot reasonably be cured within such ten (10) day period, in which case no default by Landlord shall occur so long as Landlord shall commence the curing of the default within such ten (10) day period and shall thereafter diligently prosecute the curing of same; provided, however, if Landlord shall default in performance of any such covenant or agreement of this Lease, the Development Agreement or any Exhibit thereto two (2) or more times in any twelve (12) month period, then notwithstanding that each of such defaults shall have been cured by Landlord, any further default of such covenant or agreement within such twelve
(12) month period shall be deemed a default without cure thereof. If Landlord does not timely cure such a default, Tenant shall have such legal and equitable remedies as are provided by law for such a default.

     All costs and expenses incurred by Tenant (including without limitation reasonable attorneys' fees) in enforcing any of its rights or remedies under this Lease shall be paid to Tenant by Landlord upon demand.

                                   ARTICLE XIX.
                               Renewal Privileges

Section  19.01     EIGHT  RENEWAL  TERMS.  If  this  Lease shall be in force and
                   ---------------------
effect on the date for the expiration of the initial term hereof, Tenant shall automatically be deemed to have elected a renewal of the term hereby granted for a period of five (5) years beginning with the date of such expiration of such initial term, provided, however, that Tenant shall not have given Landlord at least twelve (12) months prior written notice negating such election. If this Lease shall be in force and effect on the date for the expiration of the first renewal term hereof, Tenant shall automatically be deemed to have elected a second renewal of the term hereby granted for a period of five (5) years beginning with the date of such expiration of the first renewal term, provided, however, that Tenant shall not have given Landlord at least twelve (12) months prior written notice negating such election. If this Lease shall be in force and effect on the date for the expiration of the second renewal term thereof, Tenant shall automatically be deemed to have elected a third renewal of the term hereby granted for a period of five (5) years beginning with the date of such expiration of the second renewal term, provided, however, that Tenant shall not have given Landlord at least twelve (12) months prior written notice negating such election. If this Lease shall be in force and effect on the date for the expiration of the third renewal term thereof, Tenant shall automatically be deemed to have elected a fourth renewal of the term hereby granted for a period of five (5) years beginning with the date of such expiration of the third renewal term, provided, however, that Tenant shall not have given Landlord at least twelve (12) months prior written notice negating such election. If this Lease shall be in force and effect on the date for the expiration of the fourth renewal term thereof, Tenant shall automatically be deemed to have elected a fifth renewal of the term hereby granted for a period of five (5) years beginning with the date of such expiration of the fourth renewal term, provided, however, that Tenant shall not have given Landlord at least twelve (12) months prior written notice negating such election. If this Lease shall be in force and effect on the date for the expiration of the fifth renewal term hereof, Tenant shall automatically be deemed to have elected a sixth renewal of the term hereby granted for a period of five (5) years beginning with the date of such expiration of the fifth renewal term, provided, however, that Tenant shall not have given Landlord at least twelve (12) months prior written notice negating such election. If this Lease shall be in force and effect on the date for the expiration of the sixth renewal term hereof, Tenant shall automatically be deemed to have elected a seventh renewal of the term hereby granted for a period of five (5) years beginning with the date of such expiration of the sixth renewal term, provided, however, that Tenant shall not have given Landlord at least twelve (12) months prior written notice negating such election. If this Lease shall be force and effect on the date for the expiration of the seventh renewal term hereof, Tenant shall automatically be deemed to have elected an eighth renewal of the term hereby granted for a period of five (5) years beginning with the date of such expiration of the seventh renewal term, provided, however, that Tenant shall not have given Landlord at least twelve
(12) months prior written notice negating such election. Tenant acknowledges that a provision of the charter of the City may impose a fifty (50) year limit on the term of the City Lease, which limit may affect the length of the eighth renewal of the term of this Lease. Tenant acknowledges and agrees that any resulting limitation on the length of the eighth renewal only of the term of this Lease shall not give rise to any claim of default under or invalidity of this Lease or any extension hereof. This Lease shall not be deemed to be or have been in force and effect on any date on which Tenant shall be in default hereunder. Each such renewal term shall be upon the same terms and conditions as contained herein for the initial term (and applicable renewal term(s)) except for the diminishing of the number of renewal terms remaining as each such renewal term expires and except that as to each such renewal term, the Minimum Net Rent payable during same (in equal annual installments as to the Minimum Net
Rent) shall be increased from the Minimum Net Rent payable during the initial term hereof by the percentage of change in the Consumer Price Index as of the Opening Date to the Consumer Price Index as of the first day of any such renewal term. For the purposes of this Section 19.01, the "Consumer Price Index" means the Consumer Index for all urban consumers published by the Bureau of Labor Statistics of the United States Department of Labor, United States City Average, all items (1982 equals 100). If no such Index is then being published, as of the first day of any such renewal term, then Landlord shall designate a successor or replacement index of substantially equivalent reliability and objectivity. The Consumer Price Index in effect for any given date shall be deemed to refer to the Consumer Price Index last established before such date.

Section 19.02     NO WAIVER OR RELEASE.  No renewal term hereunder shall be
                  --------------------
evidence of a waiver or release of any default or claim of either party hereto against the other. Any unsatisfied claim of either party hereto against the other under the terms of this Lease during the initial Term or any renewal term shall survive and be deemed to be a similar default or claim under any subsequent renewal term.

                                 ARTICLE XX.
                       Representations and Warranties

Section  20.01     REPRESENTATIONS  AND  WARRANTIES  OF  LANDLORD. The following
                   ----------------------------------------------
representations  and  warranties  are  hereby  made  by  Landlord:

A.     POWER  AND  AUTHORITY.  Landlord  is a body politic created and formed by
       ---------------------
the City of Kansas City, Missouri by virtue of the power granted to said City by the laws of the State of Missouri and has the full authority and power to enter into this Lease and to execute and deliver this Lease and to perform and observe all of the terms, conditions and provisions of this Lease to be so observed and performed by it and its said execution and delivery of this Lease has been duly authorized by all necessary action required of it; and

B.     NO CONFLICTS.  Nothing herein agreed to by Landlord will conflict with or
       ------------
result in a breach of the terms and provisions or any existing law, rule, regulation, contract, agreement, order of any court or governmental body; and

C.     NO CONTRACT DEFAULTS.  Landlord is not in default under any contract or
       --------------------
agreement to which it is a party and which materially and adversely affects its ability to enter into and perform its obligations hereunder; and

D.     NO LITIGATION.  There are no claims, suits or other proceedings
       -------------
threatened or pending against Landlord which would materially and adversely affect its ability to enter into and perform its obligations hereunder.

Section  20.02     REPRESENTATIONS  AND  WARRANTIES  OF  TENANT.  The  following
                   --------------------------------------------
representations  and  warranties  are  hereby  made  by  Tenant:

A.     POWER  AND AUTHORITY.  Tenant is a corporation duly organized and validly
       --------------------
existing and in good standing under the laws of the State of Delaware and is qualified to do business in the State of Missouri and has the full authority and power to enter into this Lease and to execute and deliver this Lease and to perform and observe all the terms, conditions and provisions hereof to be so observed and performed by it and its execution and delivery of this Lease has been duly authorized by all necessary corporate action on its part. (A copy of the Resolution of its Board of Directors so authorizing the same is attached hereto identified as Exhibit C.); and

B.     NO CONFLICTS.  Nothing herein agreed to by Tenant will conflict with or
       ------------
result in a breach of the terms and provisions of any existing law, rule, regulation, contract, agreement, order of any court or governmental body; and

C.     FINANCIAL CONDITION.  Tenant is solvent and is not a party to any
       -------------------
assignment for the benefit of its creditors or any bankruptcy proceedings, and the transaction contemplated herein shall not cause it to become insolvent or not be able to pay its debts as the same become due; and

D.     NO CONTRACT DEFAULTS.  Tenant is not in default under the terms of any
       --------------------
contract or agreement to which it is a party and which materially and adversely affects its ability to perform its obligations hereunder; and

E.     NO LITIGATION.  There are no claims, suits or other proceedings
       -------------
threatened or pending against Tenant which materially and adversely affect its ability to perform its obligations hereunder.

                                 ARTICLE XXI.
                      Invalidity of Particular Provisions

     If any term or provision of this Lease or the application thereof to any person or entity or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons, entities or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

                                 ARTICLE XXII.
                                   Notices

     Any and all notices, demands, requests, submissions, approvals, consents, disapprovals, objections, offers or other communications or documents required to be given, delivered or served or which may be given, delivered or served under or by the terms and provisions of this Lease or pursuant to law or otherwise, shall be in writing and shall be deemed to have been duly given, delivered or served; (i) if and when personally delivered or sent by verifiable facsimile, on the date so delivered or sent, or (ii) three (3) days after being mailed by registered or certified mail, postage prepaid, or (iii) one (1) day after the giving of same to an overnight courier delivery service if sent by a recognized overnight courier delivery service, costs prepaid, addressed if to the Tenant, at:

                            Hilton Hotels Corporation
                     3930 Howard Hughes Parkway, Fifth Floor
                              Las Vegas, NV  89109
                              Attention:  President
                             Phone:  (702) 699-5000
                              Fax:  (702) 699-5179


With copies to:

                            Hilton Hotels Corporation
                             9936 Civic Center Drive
                      Beverly Hills, California 90209-5567
                           Attention:  General Counsel
                             Phone:  (310) 278-4321
                              Fax:  (310) 205-4613
                                       and
                                Jerome D. Riffel
                               Lathrop & Norquist
                          2345 Grand Avenue, Suite 2500
                        Kansas City, Missouri       64108
                             Phone:  (816) 842-0820
                              Fax:  (816) 421-0500

or to such other address as Tenant may from time to time designate by written notice to Landlord, or if to Landlord at:

                     Port Authority of Kansas City, Missouri
                          10 Petticoat Lane, Suite 250
                           Kansas City, Missouri 64106
                         Attention:  Executive Director
                             Phone:  (816) 221-0636
                              Fax:  (816) 221-0189

With a copy to:
                              Phillip A. Kusnetzky
               McDowell, Rice & Smith, a Professional Corporation
                              120 West 12th Street
                                   Suite 1300
                          Kansas City, Missouri  64105
                             Phone:  (816) 221-5400
                              Fax:  (816) 474-7304

or to such other address as Landlord may from time to time designate by written notice to Tenant.

                                ARTICLE XXIII.
                        Rent Abatement/Claim for Damages

     Except as in this Lease otherwise expressly prohibited Tenant shall have such rights as are provided by Missouri law for abatement, diminution or reduction of Rent or charges or other claim for damages based on any material inconvenience, discomfort, interruption of business, loss or damage to improvements to the Demised Premises or personal property thereon, or otherwise.

                                 ARTICLE XXIV.
                             Estoppel Certificates

Section  24.01     TENANT'S  CERTIFICATE.  Tenant  shall, without charge, at any
                   ---------------------
time and from time to time, within ten days after request by Landlord, certify by written instrument, duly executed, acknowledged and delivered to Landlord or any other person, firm, entity or corporation specified by Landlord:

(a) that this Lease in unmodified and in full force and effect, or, if there have been any modifications, that the same is in full force and effect as modified and stating the modifications;

(b) whether or not there are then existing any set-offs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof and any modifications hereof upon the part of Tenant to be performed or complied with, and, if so, specifying the same;

(c) the dates, if any, to which the Minimum Net Rent, Percentage Rent and Additional Rent and other charges hereunder have been paid in advance; and

(d)     the date of expiration of the then current term;

(e)     the Rent then payable under this Lease; and

(f)     such other matters as Landlord shall reasonably request.

Section  24.02     LANDLORD'S  CERTIFICATE.  Landlord  shall, without charge, at
                   -----------------------
any time and from time to time, within ten days after request by Tenant, certify by written instrument, duly executed, acknowledged and delivered to Tenant, to the effect that this Lease is unmodified and in full force and effect (of if there shall have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the Rent has been paid, the date of expiration of the current term, the Rent then payable under this Lease, and stating whether or not, to the best knowledge of the officer executing such certificate on behalf of Landlord, Tenant is in default in performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the person executing such certificate may have actual knowledge and such other matters as Tenant shall reasonably request.

                               ARTICLE XXV.
                              Miscellaneous

Section  25.01     GOVERNING  LAW/VENUE.  This  Lease  shall  be governed by and
                   --------------------
construed in accordance with the internal laws of the State of Missouri. Venue of any action brought pursuant to this Lease or any Exhibit hereto or arising on, out of, under or by reason of or in any way relating to this Lease or the landlord/tenant relationship created hereunder or the obligations arising out of, under, or by reason of the Development Agreement or resulting from any other transaction hereunder or thereunder or concerning the validity, interpretation or enforcement hereof or thereof shall only be brought in (or, if filed in a different venue, shall be transferred to) a State or Federal Court of appropriate jurisdiction located in or having jurisdiction over Jackson County, Missouri. Tenant waives any objection to the jurisdiction of or venue in any such court, consents to transfer of venue to such court and to the service of process issued by such court and agrees that each may be served by any method of process described in the Missouri or Federal Rules of Civil Procedure. Tenant waives any right to claim that any such court is an inconvenient forum or any similar defense.

Section 25.02     CONFLICT AMONG PROVISIONS.  In the event of a conflict between
                  -------------------------
or among the terms, covenants, conditions or provisions of this Lease and the Development Agreement or any Exhibit to either of the same, if such conflict relates to performance or payment prior to the Commencement Date (except as to payment of Interim Rent), the provisions of the Development Agreement shall prevail, but if such conflict relates to performance or payment after the Commencement Date (except as to initial construction of improvements), the provisions of this Lease shall prevail. Notwithstanding any statement in the Development Agreement, the Proposal, the Exhibits to the Development Agreement or the Lease, Tenant's total obligations liability with respect to the payment of Minimum Rent and the Riverfront Park Grant shall be a total of Thirty Million Dollars ($30,000,000.00) during the initial ten (10) year term hereof and includes all grants of monies and Minimum Rent for Tenant is liable to Landlord or any other party and which payments include all liability of Tenant for the construction of or payment for infrastructure and improvements excluding the Site Improvements as now defined in the Development Agreement and which are fully stated and limited to those Site Improvements listed in Exhibits C and D to the Development Agreement.

Section 25.03     INTEREST RATE.  All sums due hereunder as Rent or otherwise
                  -------------
and whether due from Tenant to Landlord, or vice--versa, shall bear interest from the date due until paid at a rate equal to 400 basis points (4%) over the rate of one year United States Treasury obligations existing on the first day of the month during which such sums become due, adjusted upward to reflect any increase in such rate during the time any such sun remains unpaid (the "Interest Rate").

Section 25.04     SPECIAL REPORTS.  Tenant agrees to provide to Landlord, or to
                  ---------------
such parties as Landlord shall as required in connection with and under the terms of the Bond Issuance described in Section 2.14 of this Lease direct, such information as is necessary to allow Landlord to satisfy the requirements of Rule 15c2-12, as amended, of the Securities and Exchange Commission.

                                ARTICLE XXVI.
                       Consent of Landlord and Tenant

Section  26.01     STANDARD.  Where  any  provision  of  this Lease requires the
                   --------
consent or approval of Landlord or Tenant, each agrees that such consent or approval will not be unreasonably withheld unless otherwise specifically provided for herein.

Section 26.02     OTHER ACTS.  Each party agrees to perform any further acts and
                  ----------
deliver any additional documents that may be reasonably requested by the other and are necessary to carry out the provisions of this Lease.

                               ARTICLE XXVII.
                          Payments Under Protest

     In case of any dispute between Landlord and Tenant with respect to the amount of money payable by Tenant to Landlord under the provisions of this Lease, Tenant shall be privileged to make payment under protest and, in such event, shall be privileged to assert and prosecute a claim or claims for the recovery of the sum, or any part thereof, that shall have been so paid by Tenant under protest.

                              ARTICLE XXVIII.
                           No Oral Modification

     All prior understandings and agreements between the parties are merged with this Lease, which together with the Development Agreement and Exhibits to the same, fully and completely set forth the understanding of the parties hereto; and this Lease may not be changed or terminated orally or in any manner other than by an agreement in writing and signed by the party against whom enforcement of the change or termination is sought.

                              ARTICLE XXIX.
               Covenants to Bind and Benefit Respective Parties

     The covenants and agreements herein contained shall bind and inure to the benefit of Landlord, its successors and assigns, and Tenant, and its permitted successors and assigns.

                               ARTICLE XXX.
                 Captions, Table of Contents and Exhibits

Section 30.01     CAPTIONS.  The captions, titles and headings of this Lease are
                  --------
for convenience and reference only and in no way define, limit or describe the scope or intent of this Lease or any part thereof or in any way affect this Lease.

Section 30.02     TABLE OF CONTENTS.  The table of contents preceding this Lease
                  -----------------
but under the same cover is for the purpose of convenience and reference only and is not to be deemed or construed in any way as part of this Lease, nor as supplemental thereto or amendatory thereof.

Section 30.03     EXHIBITS.  Each of the Exhibits hereto are by this reference
                  --------
made a part hereof as though fully set out herein.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed by their duly authorized officers and their respective corporate seals to be hereunto affixed.

LANDLORD:     THE PORT AUTHORITY OF KANSAS CITY,     MISSOURI
                              By:
                                   Name:
                                   Title:

TENANT:                         HILTON HOTELS CORPORATION, a Delaware
                              corporation

                              By:
                                   Name:
                                   Title:

                                 ACKNOWLEDGMENTS
STATE OF                    )
                         ) S/S
COUNTY OF                    )
     On this _____ day of ___________, 1995, before me appeared to me personally known, who being by me duly sworn, did say that he/she is the of The Port Authority of Kansas City, Missouri, a public Corporation, and said acknowledged execution of the foregoing instrument to be the free act and deed of said Port Authority.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year last above written.


                                             Notary Public
My Commission Expires:


STATE OF                    )
                         ) SS
COUNTY OF                    )
     On this _____ day of ___________, 1995, before me appeared to me personally known, who being by me duly sworn, did say that he/she is the of Hilton Hotels Corporation, a Delaware Corporation, and said acknowledged execution of the foregoing instrument to be the free act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year last above written.


                                             Notary Public
My Commission Expires:

                                    EXHIBIT A
                                       to
                      AMENDED AND RESTATED LEASE AGREEMENT

      By and between THE PORT AUTHORITY OF KANSAS CITY, MISSOURI and HILTON HOTELS CORPORATION, a Delaware corporation, as of the _____ day of August, 1995.

                      [Consisting of the attached 35 pages]
                             [Development Agreement]

                                    EXHIBIT A
                                       to
                      AMENDED AND RESTATED LEASE AGREEMENT

      By and between THE PORT AUTHORITY OF KANSAS CITY, MISSOURI and HILTON HOTELS CORPORATION, a Delaware corporation, as of the _____ day of August, 1995.
                      [Consisting of the attached 35 pages]
[Development Agreement]

                     FIRST ADDENDUM TO DEVELOPMENT AGREEMENT
                     ---------------------------------------
     This Addendum to that certain Development Agreement dated the 12th day of March, 1993, between Port Authority of Kansas City, Missouri ("Port Authority") and Hilton Hotels Corporation ("River Queen") is effective this ____ day of June, 1993, for the purposes of extending various dates by which Hilton and Port Authority are to satisfy their respective contingencies and requirements under the Agreement.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements, and for other good and valuable consideration, sufficiency of which is hereby acknowledged, the undersigned do hereby agree that:

     1. River Queen and Port Authority agree that the following dates respecting performance required by Hilton under the Agreement are extended as follows:

Time Requirement                                        Due Date
----------------                                        --------
Complete Site A Facility                                   8/31/93
Preliminary Plans and Specifications
and Development Budget

Raise Objections to Title Commitment                         8/31/93
Respecting Sites A and B

Complete Surveys with Respect to Sites                         8/31/93
A and B

Raise Objections to Survey Sites A and B                         8/31/93

Conduct and Complete Analysis of Construction                    8/31/93
Costs and Inspections Concerning Archeological,
Environmental and Geotechnical Issues ( 1.1b of Development Agreement)

Right to Terminate Following Analysis of                         8/31/93
Costs and Archeological, Environmental and
Title Reviews

     IN WITNESS WHEREOF, this First Addendum to Development Agreement has been executed as of the day and year first above written.
                              PORT AUTHORITY OF KANSAS CITY,
                              MISSOURI

                              By                         ,
                                   (name)                          (title)

                              HILTON HOTELS CORPORATION

                              By                         ,
                                   (name)                          (title)

                    SECOND ADDENDUM TO DEVELOPMENT AGREEMENT
                    ----------------------------------------
     This Second Addendum to that certain Development Agreement dated the 12th day of March, 1993, between Port Authority of Kansas City, Missouri ("Port Authority") and Hilton Hotels Corporation ("River Queen") is effective this ____ day of August, 1993, for the purposes of extending various dates by which Hilton and Port Authority are to satisfy their respective contingencies and requirements under the Agreement.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements, and for other good and valuable consideration, sufficiency of which is hereby acknowledged, the undersigned do hereby agree that:

     1. River Queen and Port Authority agree that the following dates respecting performance required by Hilton under the Agreement are extended as follows:
Time Requirement                                   Due Date
----------------                                   --------
Complete Site A Facility Preliminary Plans                    9/30/93
and specifications and Development Budget

Raise Objections to Title Commitment                    9/30/93
Respecting Sites A and B

Complete Surveys with Respect to Sites A and B               9/30/93

Raise Objections to Survey Sites A and B                    9/30/93

Conduct and Complete Analysis of Construction               9/30/93
Costs and Inspections Concerning Archeological,
Environmental and Geotechnical Issues
(  1.1b of Development Agreement)

Right to Terminate Following Analysis of                    9/30/93
Costs and Archeological, Environmental and
Title Reviews

Submit Final Critical Path                              9/30/93

Submit Preliminary Plans and Specifications                    9/30/93
for Site Improvements (to include requirement
in   4.1a)

Time Requirement                                   Due Date
----------------                                   --------
Right to Terminate for Inability to Acquire                    9/30/93
Boatmen's Site for $2,000,000

Request Condemnation of Additional Improvements               9/30/93
and Easements

     2. Port Authority and River Queen hereby agree to extend the time of Port Authority in which to perform certain tasks as follows:

Time Requirement                                   Due Date
----------------                                   --------
Provide River Queen Sufficient Title                         9/30/93
to Execute Contingencies Waiver Addendum

Provide Title Commitment With All Documents               9/30/93
for Sites A & B                                   9/30/93

Approval of Critical Path                              9/30/93

Approval of Plans and Specifications for                    9/30/93

Site Improvements

Cure Title Objections                                   9/30/93

Cure Survey Objections                              9/30/93

Correct Environmental Problems on Site B                    9/30/93

     IN WITNESS WHEREOF, this Second Addendum to Development Agreement has been executed as of the day and year first above written.

                              PORT AUTHORITY OF KANSAS CITY,
                              MISSOURI

                              By                         ,
                                   (name)                          (title)

                              HILTON HOTELS CORPORATION

                              By                         ,
                                   (name)                          (title)

                     THIRD ADDENDUM TO DEVELOPMENT AGREEMENT
                     ---------------------------------------
     THIS ADDENDUM is made and entered into this 24th day of September, 1993, by and between HILTON HOTELS CORPORATION, a Delaware corporation, and its River Queen Operating Assignee (jointly hereinafter referred to as "River Queen"), and PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public body corporate and politic (hereinafter referred to as "Port Authority").

     WITNESSETH:

     WHEREAS, on March 12, 1993, River Queen and Port Authority entered into that certain Development Agreement which governs the development of certain real property described on Exhibit B to said Development Agreement as the "Leased Premises" and specifically includes the Boatmen's Property, as defined herein, and all other necessary property acquired to be part of the Leased Premises (hereinafter referred to as "Site B"); and

WHEREAS, in May and June, 1993, a total of three (3) underground storage tanks were removed from that portion of Site B owned by the City of Kansas City, Missouri; and

WHEREAS, the soils at and/or near the former underground storage tanks contain petroleum-related contaminants; and

WHEREAS, the Development Agreement contractually obligates Port Authority to spend up to Two Million Five Hundred Thousand Dollars ($2,500,000) as may be necessary to remedy environmental contamination on Site B and deliver to River Queen a sufficiently clean environmental site; and

9. All provisions of the Development Agreement inconsistent with this Third Addendum are null and void and have no effect.

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their duly-authorized representatives as of the day and year first above written.

                                         PORT AUTHORITY OF KANSAS CITY, MISS0URI


                                         By
                                         Elbert Anderson , Chairman
                                         ---------------   --------
                                         (name)          (title)



                                         HILTON HOTELS CORPORATION


                                         By
                                                        ,
                                         (name)          (title)



List of Exhibits
----------------

     M.     Bioremediation Plan

                    FOURTH ADDENDUM TO DEVELOPMENT AGREEMENT
                    ----------------------------------------
     THIS ADDENDUM is made and entered into this 31st day of October, 1993, by and between HILTON HOTELS CORPORATION, a Delaware corporation, and its River Queen Operating Assignee (jointly hereinafter referred to as "River Queen"), and PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public body corporate and politic (hereinafter referred to as "Port Authority").

WITNESSETH:

NOW, THEREFORE, in consideration of the representations and mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties agree as follows:

1. River Queen and Port Authority agree that the following date respecting performance required by Hilton under the Agreement are extended as follows:

Time Requirement                                             Due Date
----------------                                             --------

Complete Site A Facility Preliminary Plans                  Submitted &
and Specifications and Development Budget                    Approved
                                                             09/23/93
Raise Objections to Title Commitment
Respecting Sites A and B                                     11/30/93

Complete Surveys with Respect to Sites A and B               11/30/93

Raise Objections to Survey Sites A and B                     11/30/93

Conduct and Complete Analysis of Construction                Completed
Costs and Inspections Concerning Archeological               09/23/93

Environmental and Geotechnical Issues
(  1.1b of Development Agreement)                            11/30/93

                                      PORT AUTHORITY OF KANSAS CITY, MISS0URI


                                      By
                                      Elbert Anderson , Chairman
                                      ---------------   --------
                                      (name)          (title)



                                      HILTON HOTELS CORPORATION


                                      By
                                                     ,
                                      (name)          (title)


                                  ACKNOWLEDGMENT
                                  --------------

STATE OF MISSOURI     )
                    )   ss.
COUNTY OF JACKSON     )

     BEFORE ME, a Notary Public in and for the County and State aforesaid, personally appeared Elbert L. Anderson, Chairman of the PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public corporation, who is known to me to be the same person who executed the foregoing instrument on behalf of said Port Authority, and acknowledged the execution of the same as the free and voluntary act and deed of said Port Authority.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal this 10th day of November, 1993.


                                        Notary Public

My Commission Expires:


June 22, 1994
-------------

                     FIFTH ADDENDUM TO DEVELOPMENT AGREEMENT
                     ---------------------------------------

     THIS ADDENDUM is made and entered into this 30th day of November, 1993, by and between HILTON HOTELS CORPORATION, a Delaware corporation, and its River Queen Operating Assignee (jointly hereinafter referred to as "River Queen"), and PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public body corporate and politic (hereinafter referred to as "Port Authority").

     WITNESSETH:

     NOW, THEREFORE, in consideration of the representations and mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties agree as follows:

1. River Queen and Port Authority agree that the following date respecting performance required by Hilton under the Agreement are extended as follows:

Time Requirement                                            Due Date
----------------                                            --------

Complete Site A Facility Preliminary Plans                 Submitted &
and Specifications and Development Budget                    Approved
                                                             09/23/93
Raise Objections to Title Commitment
Respecting Sites A and B                                     01/15/94

Complete Surveys with Respect to Sites A and B               01/15/94

Raise Objections to Survey Sites A and B                     01/15/94

Conduct and Complete Analysis of Construction                Completed

Costs and Inspections Concerning Archeological               09/23/93

                                   PORT AUTHORITY OF KANSAS CITY, MISS0URI


                                   By
                                                  ,
                                   (name)          (title)



                                   HILTON HOTELS CORPORATION


                                   By
                                                  ,
                                   (name)          (title)


                                 ACKNOWLEDGMENT
                                 --------------

STATE OF MISSOURI     )
                    )   ss.
COUNTY OF JACKSON     )

     BEFORE ME, a Notary Public in and for the County and State aforesaid, personally appeared Elbert L. Anderson, Chairman of the PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public corporation, who is known to me to be the same person who executed the foregoing instrument on behalf of said Port Authority, and acknowledged the execution of the same as the free and voluntary act and deed of said Port Authority.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal this 6th day of December, 1993.


                                        Notary Public

My Commission Expires:

                     SIXTH ADDENDUM TO DEVELOPMENT AGREEMENT
                     ---------------------------------------

     THIS ADDENDUM is made and entered into this 14th day of January, 1994, by and between HILTON HOTELS CORPORATION, a Delaware corporation, and its River Queen Operating Assignee (jointly hereinafter referred to as "River Queen"), and PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public body corporate and politic (hereinafter referred to as "Port Authority").

     WITNESSETH:

     NOW, THEREFORE, in consideration of the representations and mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties agree as follows:

1. River Queen and Port Authority agree that the following date respecting performance required by Hilton under the Agreement are extended as follows:

Time Requirement                                        Due Date
----------------                                        --------

Complete Site A Facility Preliminary Plans              Submitted &
and Specifications and Development Budget               Approved
                                                        09/23/93
Raise Objections to Title Commitment
Respecting Sites A and B                                02/07/94

Complete Surveys with Respect to Sites A and B          02/07/94

Raise Objections to Survey Sites A and B                02/07/94

Conduct and Complete Analysis of Construction           Completed

Costs and Inspections Concerning Archeological          09/23/93

Approval of Plans and Specifications for               02/07/94
Site Improvements

Cure Title Objections                                  02/07/94

Cure Survey Objections                                 02/07/94

Correct Environmental Problems on Site B               03/31/94

     IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their duly-authorized representatives as of the day and year first above written.

                                      PORT AUTHORITY OF KANSAS CITY, MISS0URI


                                      By
                                                     ,
                                      (name)          (title)



                                      HILTON HOTELS CORPORATION


                                      By
                                                     ,
                                      (name)          (title)


                                 ACKNOWLEDGMENT
                                 --------------

STATE OF MISSOURI     )
                    )   ss.
COUNTY OF JACKSON     )

     BEFORE ME, a Notary Public in and for the County and State aforesaid, personally appeared Elbert L. Anderson, Chairman of the PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public corporation, who is known to me to be the same person who executed the foregoing instrument on behalf of said Port Authority, and acknowledged the execution of the same as the free and voluntary act and deed of said Port Authority.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal this 24th day of January, 1994.


                                        Notary Public

My Commission Expires:

                    SEVENTH ADDENDUM TO DEVELOPMENT AGREEMENT
                    -----------------------------------------

     THIS ADDENDUM is made and entered into this 7th day of February, 1994, by and between HILTON HOTELS CORPORATION, a Delaware corporation, and its River Queen Operating Assignee (jointly hereinafter referred to as "River Queen"), and PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public body corporate and politic (hereinafter referred to as "Port Authority").

     WITNESSETH:

     NOW, THEREFORE, in consideration of the representations and mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties agree as follows:

1. River Queen and Port Authority agree that the following dates respecting performance required by Hilton under the Agreement are extended as follows:

Time Requirement                                           Due Date
----------------                                           --------

Complete Site A Facility Preliminary Plans                 Submitted &
and Specifications and Development Budget                   Approved
                                                            09/23/93
Raise Objections to Title Commitment
Respecting Sites A and B                                    03/07/94

Complete Surveys with Respect to Sites A and B              03/07/94

Raise Objections to Survey Sites A and B                    03/07/94

Conduct and Complete Analysis of Construction               Completed

Costs and Inspections Concerning Archeological              09/23/93

Approval of Plans and specifications for                    03/07/94
Site Improvements

Cure Title objections                                       03/07/94

Cure Survey Objections                                      03/07/94

Correct Environmental Problems on Site B                    03/31/94

     IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their duly-authorized representatives as of the day and year first above written.

                                      PORT AUTHORITY OF KANSAS CITY, MISS0URI


                                      By
                                                     ,
                                      (name)          (title)



                                      HILTON HOTELS CORPORATION


                                      By
                                                     ,
                                      (name)          (title)


                                 ACKNOWLEDGMENT
                                 --------------

STATE OF MISSOURI     )
                    )   ss.
COUNTY OF JACKSON     )

     BEFORE ME, a Notary Public in and for the County and State aforesaid, personally appeared Elbert L. Anderson, Chairman of the PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public corporation, who is known to me to be the same person who executed the foregoing instrument on behalf of said Port Authority, and acknowledged the execution of the same as the free and voluntary act and deed of said Port Authority.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal this 7th day of February, 1994.


                                        Notary Public

My Commission Expires:

                    EIGHTH ADDENDUM TO DEVELOPMENT AGREEMENT
                    ----------------------------------------

     THIS ADDENDUM is made and entered into this 18th day of March, 1994, by and between HILTON HOTELS CORPORATION, a Delaware corporation, and its River Queen Operating Assignee (jointly hereinafter referred to as "River Queen"), and PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public body corporate and politic (hereinafter referred to as "Port Authority").

WITNESSETH:

NOW, THEREFORE, in consideration of the representations and mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties agree as follows:

1. River Queen and Port Authority agree that the following dates respecting performance required by Hilton under the Agreement are extended as follows:

Time Requirement                                          Due Date
----------------                                          --------

Complete Site A Facility Preliminary Plans                Submitted &
and Specifications and Development Budget                 Approved
                                                          09/23/93
Raise Objections to Title Commitment
Respecting Sites A and B                                  04/15/94

Complete Surveys with Respect to Sites A and B            04/15/94

Raise Objections to Survey Sites A and B                  04/15/94

Conduct and Complete Analysis of Construction             Completed

Costs and Inspections Concerning Archeological            09/23/93

Approval of Plans and Specifications for                  04/15/94
Site Improvements

Cure Title Objections                                     04/15/94

Cure Survey Objections                                    04/15/94

Correct Environmental Problems on Site B                  04/15/94

     IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their duly-authorized representatives as of the day and year first above written.

                                     PORT AUTHORITY OF KANSAS CITY, MISS0URI


                                     By
                                                    ,
                                     (name)          (title)



                                     HILTON HOTELS CORPORATION


                                     By
                                                    ,
                                     (name)          (title)


                                 ACKNOWLEDGMENT
                                 --------------

STATE OF MISSOURI     )
                    )   ss.
COUNTY OF JACKSON     )

     BEFORE ME, a Notary Public in and for the County and State aforesaid, personally appeared Elbert L. Anderson, Chairman of the PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public corporation, who is known to me to be the same person who executed the foregoing instrument on behalf of said Port Authority, and acknowledged the execution of the same as the free and voluntary act and deed of said Port Authority.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal this 17th day of March, 1994.


                                        Notary Public

My Commission Expires:

                     NINTH ADDENDUM TO DEVELOPMENT AGREEMENT
                     ---------------------------------------

     THIS ADDENDUM is made and entered into this 26th day of April, 1994, by and between HILTON HOTELS CORPORATION, a Delaware corporation, and its River Queen Operating Assignee (jointly hereinafter referred to as "River Queen"), and PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public body corporate and politic (hereinafter referred to as "Port Authority").

WITNESSETH:

NOW, THEREFORE, in consideration of the representations and mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties agree as follows:

     1. River Queen and Port Authority agree that the following dates respecting performance required by Hilton under the Agreement are extended as follows:

Time Requirement                                          Due Date
----------------                                          --------

Complete Site A Facility Preliminary Plans                Submitted &
and Specifications and Development Budget                 Approved
                                                          09/23/93
Raise Objections to Title Commitment
Respecting Sites A and B                                  05/15/94

Complete Surveys with Respect to Sites A and B            05/15/94

Raise Objections to Survey Sites A and B                  05/15/94

Approval of Critical Path                                 05/15/94

Approval of Plans and Specifications for                  05/15/94
Site Improvements

Cure Title Objections                                     05/15/94

Cure Survey Objections                                    05/15/94

Correct Environmental Problems on Site B                  05/15/94

     IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their duly-authorized representatives as of the day and year first above written.

                                     PORT AUTHORITY OF KANSAS CITY, MISS0URI


                                     By
                                                    ,
                                     (name)          (title)



                                     HILTON HOTELS CORPORATION


                                     By
                                                    ,
                                     (name)          (title)


                                 ACKNOWLEDGMENT
                                 --------------

STATE OF MISSOURI     )
                    )   ss.
COUNTY OF JACKSON     )

     BEFORE ME, a Notary Public in and for the County and State aforesaid, personally appeared Elbert L. Anderson, Chairman of the PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public corporation, who is known to me to be the same person who executed the foregoing instrument on behalf of said Port Authority, and acknowledged the execution of the same as the free and voluntary act and deed of said Port Authority.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal this 26th day of April, 1994.


                                        Notary Public

My Commission Expires:

                     TENTH ADDENDUM TO DEVELOPMENT AGREEMENT
                     ---------------------------------------

     THIS ADDENDUM is made and entered into this 13th day of May, 1994, by and between HILTON HOTELS CORPORATION, a Delaware corporation, and its River Queen Operating Assignee (jointly hereinafter referred to as "River Queen"), and PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public body corporate and politic (hereinafter referred to as "Port Authority").

WITNESSETH:

NOW, THEREFORE, in consideration of the representations and mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties agree as follows:

1. River Queen and Port Authority agree that the following dates respecting performance required by Hilton under the Agreement are extended as follows:

Time Requirement                                           Due Date
----------------                                           --------

Complete Site A Facility Preliminary Plans                 Submitted &
and Specifications and Development Budget                  Approved
                                                           09/23/93
Raise Objections to Title Commitment
Respecting Sites A and B                                   05/31/94

Complete Surveys with Respect to Sites A and B             05/31/94

Raise Objections to Survey Sites A and B                   05/31/94

Approval of Critical Path                                 05/31/94

Approval of Plans and Specifications for                  05/31/94
Site Improvements

Cure Title Objections                                     05/31/94

Cure Survey Objections                                    05/31/94

Correct Environmental Problems on Site B                  05/31/94

     IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their duly-authorized representatives as of the day and year first above written.

                                     PORT AUTHORITY OF KANSAS CITY, MISS0URI


                                     By
                                                    ,
                                     (name)          (title)



                                     HILTON HOTELS CORPORATION


                                     By
                                                    ,
                                     (name)          (title)

                   ELEVENTH ADDENDUM TO DEVELOPMENT AGREEMENT
                   ------------------------------------------

     THIS ADDENDUM is made and entered into this 15th day of June,1994, by and between HILTON HOTELS CORPORATION, a Delaware corporation, and its River Queen Operating Assignee (jointly hereinafter referred to as "River Queen"), and PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public body corporate and politic (hereinafter referred to as "Port Authority").

WITNESSETH:

NOW, THEREFORE, in consideration of the representations and mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties agree as follows:

1. River Queen and Port Authority agree that the following dates respecting performance required by Hilton under the Agreement are extended as follows:

Time Requirement                                           Due Date
----------------                                           --------

Complete Site A Facility Preliminary Plans                 Submitted &
and Specifications and Development Budget                  Approved
                                                           09/23/93
Raise Objections to Title Commitment
Respecting Sites A and B                                   07/11/94

Complete Surveys with Respect to Sites A and B             07/11/94

Raise Objections to Survey Sites A and B                   07/11/94

Approval of Critical Path                                  07/11/94

Approval of Plans and Specifications for                   07/11/94
Site Improvements

Cure Title Objections                                      07/11/94

Cure Survey Objections                                     07/11/94

Correct Environmental Problems on site B                   07/11/94

     IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their duly-authorized representatives as of the day and year first above written.

                                     PORT AUTHORITY OF KANSAS CITY, MISS0URI


                                     By
                                                    ,
                                     (name)          (title)



                                     HILTON HOTELS CORPORATION


                                     By
                                     Gerald W. Ricker, Senior Vice
                                     President - Development

                    TWELFTH ADDENDUMTO DEVELOPMENT AGREEMENT
                    ----------------------------------------

     THIS ADDENDUM is made and entered into this 15th day of September, 1994, by and between HILTON HOTELS CORPORATION, a Delaware corporation, and its River Queen Operating Assignee (jointly hereinafter referred to as "River Queen"), and the PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public body corporate and politic (hereinafter referred to as "Port Authority").

WITNESSETH:

WHEREAS, on March 12, 1993, River Queen and Port Authority entered into that certain Development Agreement which governs the development of certain real property described on Exhibit B to said Development Agreement as the "Leased Premises"; and

WHEREAS, River Queen and Port Authority have executed Addenda One through Eleven which Addenda together with the original March 12, 1993 Development Agreement and this Twelfth Addendum are herein collectively referred to as the "Development Agreement" or the "Agreement"; and

WHEREAS, Port Authority and River Queen have determined to proceed to development of Site A only because of changing regulatory requirements, changes in the Missouri gaming laws, certain site constraints, and concern with potential problems relating to environmental and archaeological issues at Site

B.

NOW, THEREFORE, in consideration of the representations and mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties agree as follows:

Improvements as now defined in the Development Agreement and which are fully stated and limited to those Site Improvements listed in Exhibits C and D to the
                                                         ----------------
Development  Agreement.

                                     PORT AUTHORITY OF KANSAS CITY, MISS0URI


                                     By
                                                    ,
                                     (name)          (title)



                                     HILTON HOTELS CORPORATION


                                     By
                                                    ,
                                     (name)          (title)

                  THIRTEENTH ADDENDUM TO DEVELOPMENT AGREEMENT
                  --------------------------------------------

     THIS ADDENDUM is made and entered into this 1st day of May, 1995, by and between HILTON HOTELS CORPORATION, a Delaware corporation, and its River Queen Operating Assignee (jointly hereinafter referred to as "River Queen"), and the PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public body corporate and politic (hereinafter referred to as "Port Authority").

WITNESSETH:

WHEREAS, on March 12, 1993, River Queen and Port Authority entered into that certain Development Agreement which governs the development of certain real property described on Exhibit B to said Development Agreement as the "Leased Premises"; and

WHEREAS, River Queen and Port Authority have executed Addenda One through Twelve which Addenda together with the original March 12, 1993 Development Agreement and this Thirteenth Addendum are herein collectively referred to as the "Development Agreement" or the "Agreement"; and

WHEREAS, River Queen and Port Authority have been unable to complete all requirements necessary to satisfy the contingencies in the Development Agreement but have diligently proceeded and made satisfactory progress toward satisfaction thereof; and

WHEREAS, the Port Authority and River Queen desire to extend the Contingencies Waiver Date and certain other dates of the Development Agreement to and including July 31, 1995.

NOW, THEREFORE, in consideration of the representations and mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties agree as follows:

1. Section 3.1(a) of the Development Agreement is hereby further amended to provide that the Contingencies Waiver Date is hereby extended by agreement of River Queen and Port Authority to and including July 31, 1995, and such date shall hereafter be the Extended Contingencies Waiver Date.

2. All other dates extended to December 31, 1994 in the Twelfth Addendum (for example, title, survey and permitting requirements) are hereby extended by agreement of the Port Authority and River Queen to and including July 31, 1995.

3. River Queen and Port Authority agree the documents attached hereto as "Exhibit D" be and hereby are substituted for existing "Exhibit D" (Site
   --------                                                     ---------
Improvements  Plan) to the Development Agreement and shall hereafter be "Exhibit
                                                                         -------
D"  in  all  respects.
--

                                     PORT AUTHORITY OF KANSAS CITY, MISS0URI


                                     By
                                                    ,
                                     (name)          (title)



                                     HILTON HOTELS CORPORATION


                                     By
                                     Gerald W. Ricker, Senior Vice
                                     President - Development

                   FOURTEENTH ADDENDUM TO DVELOPMENT AGREEMENT
                   -------------------------------------------

     THIS ADDENDUM is made and entered into this 31st day of July, 1995, by and between HILTON HOTELS CORPORATION, a Delaware corporation, and its River Queen Operating Assignee (jointly hereinafter referred to as "River Queen"), and the PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public body corporate and politic (hereinafter referred to as "Port Authority").

WITNESSETH:

WHEREAS, on March 12, 1993, River Queen and Port Authority entered into that certain Development Agreement which governs the development of certain real property described on Exhibit B to said Development Agreement as the "Leased Premises"; and

WHEREAS,  River  Queen  and  Port  Authority  have  executed Addenda One through
Thirteen which Addenda together with the original March 12, 1993 Development Agreement and this Fourteenth Addendum are herein collectively referred to as the "Development Agreement" or the "Agreement"; and

WHEREAS, River Queen and Port Authority have been unable to complete all requirements necessary to satisfy the contingencies in the Development Agreement but have diligently proceeded and made satisfactory progress toward satisfaction thereof; and

WHEREAS, the Port Authority and River Queen desire to extend the Contingencies Waiver Date and certain other dates of the Development Agreement to and including August 15, 1995; and

                                     PORT AUTHORITY OF KANSAS CITY, MISS0URI


                                     By
                                     Elbert Anderson, Chairman


                                     HILTON HOTELS CORPORATION


                                     By
                                     Gerald W. Ricker, Senior Vice
                                     President - Development


                                 ACKNOWLEDGMENT
                                 --------------

STATE OF MISSOURI     )
                    )   ss.
COUNTY OF JACKSON     )

     BEFORE ME, a Notary Public in and for the County and State aforesaid, personally appeared Elbert L. Anderson, Chairman of the PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public corporation, who is known to me to be the same person who executed the foregoing instrument on behalf of said Port Authority, and acknowledged the execution of the same as the free and voluntary act and deed of said Port Authority.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal this 4th day of August, 1995.


                                        Notary Public

My Commission Expires:

                                    EXHIBIT B
                                       to
                      AMENDED AND RESTATED LEASE AGREEMENT

By and between THE PORT AUTHORITY OF KANSAS CITY, MISSOURI and HILTON HOTELS CORPORATION, a Delaware corporation, as of the 21st day of August, 1995.

                             Description of Property

                                    TRACT A-1

ALL THAT PART OF FRACTIONAL SECTION 28 AND FRACTIONAL SECTION 33, IN TOWNSHIP 50 NORTH, RANGE 33 WEST, AS ORIGINALLY SURVEYED BY THE UNITED STATES, AND CERTAIN ACCRETED LAND, ALL IN KANSAS CITY, JACKSON COUNTY, MISSOURI, DESCRIBED AS
FOLLOWS:

COMMENCING AT THE POINT OF INTERSECTION OF THE UNITED STATES HARBOR LINE, AS ESTABLISHED ON THE SOUTH BANK OF THE MISSOURI RIVER IN 1904 AND 1924, AND THE EAST RIGHT-OF-WAY LINE OF U.S. INTERSTATE ROUTES 29 AND 35, AS RECORDED IN BOOK B-5945, PAGE 310, AS DOCUMENT NO. B570825, DATED 5-11-1965;

THEN S19-47-42E ALONG THAT RIGHT-OF-WAY LINE, A DISTANCE OF 198.70 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF RELOCATED RIVER FRONT ROAD, AS RECORDED IN ORDINANCE NO. 42446, DATED 3-30-1973, THE POINT OF BEGINNING ALSO BEING A POINT OF CURVE OF A NONTANGENT CURVE TO THE RIGHT HAVING A CENTRAL ANGLE OF 61-35-24 AND A RADIUS OF 460.87 FEET, THE RADIUS POINT BEARS S24-06-56E;

THEN SOUTHEASTERLY, SOUTHWESTERLY AND NORTHWESTERLY ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF RELOCATED RIVER FRONT ROAD, AS RECORDED IN ORDINANCE NO. 42446, DATED 3-30-1973 AND IN BOOK K436, AT PAGE 730, DATED 4-12-1973, UNDER
DOCUMENT  NO.  K-194186,  THE  FOLLOWING  8  COURSES:

1.     SOUTHEASTERLY  ALONG  THE  ARC  OF THAT CURVE, A DISTANCE OF 495.41 FEET;

2. S52-31-32E, A DISTANCE OF 449.20 FEET TO A POINT OF CURVE OF A CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 4-40-10 AND A RADIUS OF 580.87 FEET;

1.     SOUTHEASTERLY  ALONG  THE  ARC  OF  THAT CURVE, A DISTANCE OF 47.34 FEET;

2. S14-03-53E, A DISTANCE OF 155.67 FEET TO A POINT OF CURVE OF A NONTANGENT CURVE TO THE RIGHT HAVING A CENTRAL ANGLE OF 37-59-11 AND A RADIUS OF 460.87 FEET, THE RADIUS POINT BEARS N69-51-40W;

3.     SOUTHWESTERLY  ALONG  THE  ARC  OF THAT CURVE, A DISTANCE OF 305.55 FEET;

4. S67-22-36W, A DISTANCE OF 248.91 FEET TO A POINT OF CURVE OF A NONTANGENT CURVE TO THE RIGHT HAVING A CENTRAL ANGLE OF 89-54-37 AND A RADIUS OF 140.19 FEET, THE RADIUS POINT BEARS N31-52-21W;

5.     WESTERLY  ALONG  THE  ARC  OF  THAT  CURVE,  A  DISTANCE  OF 219.99 FEET;

6. N27-55-08W, A DISTANCE OF 60.58 FEET TO THE EAST RIGHT-OF-WAY LINE OF U.S. INTERSTATE ROUTES 29 AND 35, ALSO BEING A POINT OF CURVE OF A NONTANGENT CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 12-47-05 AND A RADIUS OF 2059.86 FEET, THE RADIUS POINT BEARS S85-59-23W;

THEN NORTHERLY ALONG THE EAST RIGHT-OF-WAY LINE OF U.S. INTERSTATE ROUTES 29 AND 35 THE FOLLOWING 5 COURSES;

1. NORTHWESTERLY ALONG THE ARC OF THAT CURVE, A DISTANCE OF 459.63 FEET TO A POINT THAT IS 150 FEET DISTANT NORTHEASTERLY FROM AND CONCENTRIC WITH U.S. INTERSTATE ROUTES 29 AND 35 CENTERLINE, AND BEING A POINT OF CURVE OF A SPIRAL CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 3-00-00 AND AN INFINITE RADIUS;

2. NORTHWESTERLY ALONG THE ARC OF THAT SPIRAL CURVE, A DISTANCE OF 207.16 FEET, MORE OR LESS, TO A POINT BEING 150 FEET DISTANT NORTHEASTERLY FROM AND CONCENTRIC WITH U.S. INTERSTATE ROUTES 29 AND 35 CENTERLINE;

3.     N19-47-42W,  A  DISTANCE  OF  109.38  FEET;

4.     S70-12-18W,  A  DISTANCE  OF  75.00  FEET;

5. N19-47-42W, A DISTANCE OF 12.31 FEET TO THE POINT OF BEGINNING. CONTAINING 10.327 ACRES MORE OR LESS.

                                    TRACT A-2

ALL THAT PART OF FRACTIONAL SECTION 28 AND FRACTIONAL SECTION 33, IN TOWNSHIP 50 NORTH, RANGE 33 WEST, AS ORIGINALLY SURVEYED BY THE UNITED STATES, AND CERTAIN ACCRETED LANDS (PART OF THE LAND MAY ALSO LIE WITHIN PARTS OF LOTS 51 AND 52, HURCK'S SUBDIVISION OF GUINOTTE BLUFF, ACCORDING TO THE RECORDED PLAT THEREOF) ALL OF SAID LAND BEING IN KANSAS CITY, JACKSON COUNTY, MISSOURI, DESCRIBED AS
FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF THE UNITED STATES HARBOR LINE, AS ESTABLISHED ON THE SOUTH BANK OF THE MISSOURI RIVER IN 1904 AND 1924, AND THE EAST RIGHT-OF-WAY LINE OF U.S. INTERSTATE ROUTES 29 AND 35, AS RECORDED IN BOOK B5945, PAGE 310 AS DOCUMENT NO. B570825, DATED 5-11-1965;

THEN N61-01-00E ALONG THAT HARBOR LINE A DISTANCE OF 1172.84 FEET TO THE NORTHWESTERLY PROLONGATION OF THE WEST LINE OF A TRACT OF LAND CONVEYED TO THE KANSAS CITY POWER AND LIGHT COMPANY BY BOOK B1942, PAGE 262, UNDER DOCUMENT NO. 1338778, AND BY BOOK B-4111, PAGE 36, UNDER DOCUMENT A-881822;

THEN  S28-59-OOE  ALONG  THAT  WEST  LINE,  A  DISTANCE  OF  1098.96  FEET;

THEN S48-39-06W, A DISTANCE OF 10.79 FEET TO THE POINT OF CURVE OF A CURVE TO THE RIGHT HAVING A CENTRAL ANGLE OF 78-49-22 AND A RADIUS OF 460.87 FEET, BEING A POINT ON THE NORTH RIGHT-OF-WAY LINE OF RELOCATED RIVER FRONT ROAD AS RECORDED IN BOOK K436, PAGE 730, UNDER DOCUMENT NO. 194186;

THEN SOUTHWESTERLY AND NORTHWESTERLY ALONG THE NORTHEASTERLY RIGHT-OF-WAY OF RELOCATED RIVER FRONT ROAD AS RECORDED IN BOOK K436, PAGE 730, DATED 4-12-1973, AND IN ORDINANCE NO. 42446, DATED 3-30-1973, THE FOLLOWING 3 COURSES;

1     SOUTHWESTERLY  WESTERLY  AND  NORTHWESTERLY ALONG THE ARC OF THAT CURVE, A
DISTANCE  OF  634.03  FEET;

2. N52-31-32W, A DISTANCE OF 449.20 FEET TO A POINT OF CURVE OF A CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 60-41-46 AND A RADIUS OF 580.87 FEET;

3. NORTHWESTERLY ALONG THE ARC OF THAT CURVE, A DISTANCE OF 615.34 FEET TO THE EAST RIGHT-OF-WAY LINE OF U.S. INTERSTATE ROUTES 29 AND 35;

THEN N19-47-42W, ALONG THAT RIGHT-OF-WAY LINE, A DISTANCE OF 78.43 TO THE POINT OF BEGINNING;
CONTAINING  17.394  ACRES  MORE  OR  LESS.

                                    TRACT A-3
                             SERVICE ACCESS EASEMENT

A TRACT OF LAND IN FRACTIONAL SECTION 28 AND FRACTIONAL SECTION 33, IN TOWNSHIP 50 NORTH, RANGE 33 WEST, AS ORIGINALLY SURVEYED BY THE UNITED STATES, AND CERTAIN ACCRETED LANDS (PART OF THE LAND MAY ALSO LIE WITHIN PARTS OF LOTS 51 AND 52, HURCK'S SUBDIVISION OF GUINOTTE BLUFF, ACCORDING TO THE RECORDED PLAT
THEREOF) ALL OF SAID LAND BEING IN KANSAS CITY, JACKSON COUNTY, MISSOURI, DESCRIBED AS FOLLOWS:

COMMENCING AT THE POINT OF INTERSECTION OF THE UNITED STATES HARBOR LINE, AS ESTABLISHED ON THE SOUTH BANK OF THE MISSOURI RIVER IN 1904 AND 1924, AND THE EAST RIGHT-OF-WAY LINE OF U.S. INTERSTATE ROUTES 29 AND 35, AS RECORDED IN BOOK B5945, PAGE 310 AS DOCUMENT NO. B570825, DATED 5-11-1965;

THEN N61-01-00E ALONG THAT HARBOR LINE A DISTANCE OF 1172.84 FEET TO THE NORTHWESTERLY PROLONGATION OF THE WEST LINE OF A TRACT OF LAND CONVEYED TO THE KANSAS CITY POWER AND LIGHT COMPANY BY BOOK B1942, PAGE 262, AS DOCUMENT NO. 1338778, AND BY BOOK B-4111, PAGE 36, AS DOCUMENT NO. 1 -881822;

THEN  S28-59-00E  ALONG  THAT  WEST  LINE,  A DISTANCE OF 937.77 FEET TO A POINT
175.00 FEET NORTHWESTERLY FROM THE NORTHERLY RIGHT-OF-WAY LINE OF RIVER FRONT ROAD, BEING THE POINT OF BEGINNING.

THEN S56-52-23E, A DISTANCE OF 177.56 FEET TO A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF RIVER FRONT ROAD;

THEN S48-44-55W ALONG THAT RIGHT-OF-WAY LINE, A DISTANCE OF 85.00 FEET TO THE PREVIOUSLY DESCRIBED WEST LINE OF THAT TRACT OF LAND CONVEYED TO THE KANSAS CITY POWER AND LIGHT COMPANY;
THEN N28-59-00W ALONG THE WEST LINE OF THAT TRACT OF LAND, A DISTANCE OF 175.00 FEET TO THE POINT OF BEGINNING.

CONTAINING  7268  SQUARE  FEET,  MORE  OR  LESS.

                                   EXHIBIT B-1
                                       to
                      AMENDED AND RESTATED LEASE AGREEMENT
By and between THE PORT AUTHORITY OF KANSAS CITY, MISSOURI and HILTON HOTELS CORPORATION, a Delaware corporation, as of the ____ day of August, 1995.
                     [Consisting of the attached ____ pages]
     [Service  Access  Easement  Agreement)

                              DEVELOPMENT AGREEMENT
                               (Gaming Riverboat)


               between the Port Authority of Kansas City, Missouri
                                       and
                            Hilton Hotels Corporation


                              DATED MARCH 12, 1993

                              DEVELOPMENT AGREEMENT
                              ---------------------
                               (Gaming Riverboat)

     THIS AGREEMENT (the "Agreement") is made and entered into as of the ____ day of March, 1993 between the HILTON HOTELS CORPORATION, a Delaware corporation, and its "River Queen Operating Assignee" to be formed at a later date (hereinafter Hilton Hotels Corporation ("Hilton") and its River Queen operating Assignee are either referred to herein by their respective names or are jointly and severally referred to as "River Queen"), and the PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public body corporate and politic (hereinafter referred to as "Port Authority").

     WITNESSETH:

     WHEREAS, Port Authority has been created as a public body corporate and politic duly organized and existing by Chapter 68 R.S.Mo. and the Ordinances of the City of Kansas City, Missouri and is charged with developing a riverfront area of Kansas City, Missouri, adjacent to the Missouri River in the vicinity of Grand Avenue and generally bounded by the Missouri River on the North, the Paseo Bridge on the East, Front Street (and the Grand Avenue extension from West to
East) on the South and the Broadway Bridge on the West (hereinafter said area and certain adjacent areas where Site Improvements, as defined below, must be constructed, is sometimes referred to as the "Development Area"), as authorized by Sections 68.020 and 68.025 R.S.Mo. 1986, as amended; and

Agreement may be executed at different times and in any number of originals or counterparts, each of which shall be deemed an original, but all of which together shall constitute only one instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first stated above by their duly authorized representatives.

                                     PORT  AUTHORITY  OF  KANSAS  CITY,
                                     MISSOURI


                                     By
                                          ,
                                               (name)          (title)


                                     HILTON  HOTELS  CORPORATION



                                     By
                                          ,
                                               (name)          (title)

List  of  Exhibits
------------------

A.     River Queen Premises Lease Identification Pages
B.     Legal Description of River Queen Leased Premises
C.     Site Improvements
D.     Site Improvements Plans
E.     Critical Path
F.     Opinion Letters of Port Authority's and River Queen's Counsel
G.     Cooperative Agreement for Public Improvements
H.     Legal Description of Boatmen's Property
I.     Drawing of Riverfront Park Area
J. River Queen Original Response Dated December 30, 1992 and Resubmission Response Dated January 11, 1993 to Port Authority Request for Proposals
K. Minority and Women Participation in Hilton's Kansas City Queen Gaming Riverboat Policy & Plan
L.     Security/Safety  Measures  for  the  Development

                                    EXHIBIT A



TRACT  A-3
SERVICE  ACCESS  EASEMENT
LAND  DESCRIPTION

A TRACT OF LAND IN FRACTIONAL SECTION 28 AND FRACTIONAL SECTION 33, IN TOWNSHIP 50 NORTH, RANGE 33 WEST, AS ORIGINALLY SURVEYED BY THE UNITED STATES, AND CERTAIN ACCRETED LANDS (PART OF THE LAND MAY ALSO LIE WITHIN PARTS OF LOTS 51 AND 52, HURCK'S SUBDIVISION OF GUINOTTE BLUFF, ACCORDING TO THE RECORDED PLAT
THEREOF) ALL OF SAID LAND BEING IN KANSAS CITY, JACKSON COUNTY, MISSOURI, DESCRIBED AS FOLLOWS:

COMMENCING AT THE POINT OF INTERSECTION OF THE UNITED STATES HARBOR LINE, AS ESTABLISHED ON THE SOUTH BANK OF THE MISSOURI RIVER IN 1904 AND 1924, AND THE EAST RIGHT-OF-WAY LINE OF U.S. INTERSTATE ROUTES 29 AND 35, AS RECORDED IN BOOK B5945, PAGE 310, DOCUMENT NO. B570825, DATED 5-11-1965;

THEN N61-01-00E ALONG THAT HARBOR LINE A DISTANCE OF 1172.84 FEET TO THE NORTHWESTERLY PROLONGATION OF THE WEST LINE OF A TRACT OF LAND CONVEYED TO THE KANSAS CITY POWER AND LIGHT COMPANY BY BOOK B1942, PAGE 262, AS DOCUMENT NO. 1338778, AND BY BOOK B-4111, PAGE 36, AS DOCUMENT NO. A-881822;

THEN  S28-59-00E  ALONG  THAT  WEST  LINE,  A DISTANCE OF 937.77 FEET TO A POINT
175.00 FEET NORTHWESTERLY FROM THE NORTHERLY RIGHT-OF-WAY LINE OF RIVER FRONT ROAD, BEING THE POINT OF BEGINNING;

THE S56-52-23E, A DISTANCE OF 177.56 FEET TO A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF RIVER FRONT ROAD;

THEN S48-44-55W ALONG THAT RIGHT-OF-WAY LINE, A DISTANCE OF 85.00 FEET TO THE PREVIOUSLY DESCRIBED WEST LINE OF THAT TRACT OF LAND CONVEYED TO THE KANSAS CITY POWER AND LIGHT COMPANY;

THEN N28-59-00W ALONG THE WEST LINE OF THAT TRACT OF LAND, A DISTANCE OF 175.00 FEET TO THE POINT OF BEGINNING.

CONTAINING  7268  SQUARE  FEET,  MORE  OR  LESS.

                     NON-EXCLUSIVE ACCESS EASEMENT AGREEMENT
                     ---------------------------------------
     This Easement Agreement (the "Agreement") is made an entered into as of the ____ day of ___________, _______, by and among KANSAS CITY POWER AND LIGHT COMPANY, a Missouri corporation ("Grantor"), HILTON HOTELS CORPORATION, a Delaware corporation ("Hilton"), HILTON KANSAS CITY CORPORATION ("Hilton KC"), a Missouri corporation, and THE PORT AUTHORITY OF KANSAS CITY, MISSOURI, a public body corporate and politic ("Grantee").
                       ARTICLE XXXI.     RECITALS OF FACT
                                         ----------------
Section 31.01 Grantor is the fee simple owner of that certain real property commonly known as Tract A-3 which abuts River Front Road in the City of Kansas City, Missouri ("City") and is legally described on Exhibit "A" and shown on
                                                        -----------
Exhibit  "B",  both  of  which  are  attached  hereto and incorporated herein by
   ---------
reference  ("Grantor's  Property").

Section 31.02 Grantee is the Lessee from the City of certain real property shown on Exhibit "C", attached hereto and incorporated herein by reference
         -----------
("Grantee's Property"), which Grantee desires to sublease to Hilton (sometimes hereinafter referred to as "Grantee's Sublessee") under a certain Amended and Restated Lease of approximately even date herewith (the "Hilton Lease").

Section 31.03 Grantor desires to grant a certain easement, and Grantee desires to receive said easement for the purpose of providing vehicular access across Grantor's Property for Grantee, its tenants, invitees, employees and others including, without limitation, Hilton and its successors and assigns under the Hilton Lease and said entities' tenants, invitees, and employees, between Grantee's Property and the public street commonly known as River Front Road and on which Grantor's property Hilton will construct certain driveway improvements.

Section 31.04 Under Section 10.02 of that certain General Mortgage Indenture and Deed of Trust, by and between Grantor and United Missouri Bank, N.A., as Trustee ("Trustee"), dated December 1, 1986, and recorded in Book K-1612, at Page 1, as Document No. K-746018 and in Book I-1612, at Page 632, as Document No. I-733944, each in the real estate records of Jackson County, Missouri at Kansas City and at Independence, respectively, as supplemented by various supplemental indentures, Grantor is authorized to convey an easement to Grantee without further authorization of Trustee.

     NOW, THEREFORE, in consideration of the grants, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Grantor hereby grants, covenants and agrees and Grantee and Hilton hereby consent and agree as follows:

                          ARTICLE XXXII.     AGREEMENT
                                             ---------

Section  32.01     Grant  of Easement. Grantor does hereby grant, remise release
                   ------------------
and forever quitclaim to Grantee for the use and benefit of Grantee, its tenants, employees, invitees, successors and assigns, a perpetual non-exclusive easement over, under, across, and through that portion of Grantor's Property shown on Exhibit "B", as, and hereinafter referred to as, the "Driveway
           ------------

Easement." The Driveway Easement shall be for the purpose of allowing continuous ingress and egress of motor vehicles and other traffic from River Front
Road to and from Grantee's Property. The Driveway Easement shall be a covenant running with the land.

32.01.1     Purchase  Price.  In  consideration for the conveyance to Grantee of
            ---------------
the non-exclusive Driveway Easement, Hilton shall pay to Grantor a purchase price of Seven Thousand Two Hundred Sixty-Eight and No/100 Dollars ($7,268.00) with said purchase price to be paid in cash or certified funds upon execution of this Agreement.

32.01.2     Title. Grantor hereby conveys a good, merchantable easement interest
            -----
in the Driveway Easement to Grantee free and clear of any and all leases, liens, or other encumbrances of any kind or nature whatsoever, or any combination thereof, except those agreed to by Grantee in writing.

Section  32.02     Construction  of  Driveway.  Hilton  agrees  as  follows:
                   --------------------------

32.02.1     Construction.  At its sole cost and expense, and within a reasonable
            ------------
period of time following execution of this Agreement, Hilton shall cause Hilton KC to construct a driveway (the "Driveway Improvements") on the Driveway Easement, to include grading, paving and construction of necessary appurtenances. Hilton KC shall construct the Driveway Improvements in accordance with plans and specifications prepared by Hilton KC at Hilton KC's cost and expense and subject to the reasonable written approval of Grantor, which approval shall be deemed given if no approval or request for changes has been given within thirty (30) days after Grantor's receipt of Hilton KC's plans and specifications from time to time.

32.02.2     Indemnity. Hilton agrees to defend, indemnify and hold Grantor and
            ---------
Grantee harmless from any and all claims, demands, causes of action, claims for liens, bond claims, suits, actions, loss, costs, expenses, damages, liabilities, obligations and judgments in any manner arising out of or related to or connected with the work performed and the materials furnished for the Driveway Easement.

32.02.3     Protection Against Lien Claims. Neither Hilton nor Hilton KC shall
            ------------------------------
have any power to do any act or make any contract which may create or be the basis for any lien, mortgage or other encumbrance upon the interest of Grantor in Grantor's Property or the interest of Grantee in the Driveway Easement. Should Hilton or Hilton KC cause any construction, alteration, rebuilding, restoration, replacement, change, addition, improvements or repairs to be made on the Driveway Easement, including the Driveway Improvements, or cause any labor to be performed or material to be furnished thereon, therein or thereto, including labor and materials as necessary for the Driveway Improvements, Grantor and Grantee shall under no circumstances be liable for the payment of any cost or expense incurred or for the value of any work done or material furnished, and Hilton and Hilton KC shall be solely and wholly responsible to contractors, laborers and materialmen performing such labor and furnishing such materials.

     If, because of any act or omission (or alleged act or omission) of Hilton or Hilton KC, any mechanics', materialmens' or other lien, charge or order for the payment of money shall be filed or recorded against Grantor's Property or the Driveway Easement or against Grantor or Grantee (whether or not such lien, charge or order is valid or enforceable as such), Hilton shall, at its own cost and expense, cause the same to be released and discharged of record within thirty (30) days after Hilton shall have received notice of the filing or recording thereof, or Hilton may, within said period, furnish to Grantor and/or Grantee a bond satisfactory to Grantor and/or Grantee against any lien, charge or order, in which case Hilton shall have the right in good faith to contest the validity or amount thereof.

32.02.4     Construction  Permits.  Hilton and Hilton KC shall obtain and comply
            ---------------------
with all permits and approvals of the City or other governmental bodies as may be necessary to complete construction of the Driveway Improvements.

Section  32.03     Maintenance  of  the Easement.  Hilton and Hilton KC agree to
                   -----------------------------
cause the Driveway Easement to be maintained and repaired in a state of good condition and repair, free of weeds, brush, accumulated debris, water, snow and other obstructions or hazards whatsoever. If Hilton and Hilton KC fail to so maintain and repair the Driveway Easement in such condition, Grantor shall have the right:

(a) if no emergency exists, to perform the same after giving ten (10) days written notice to Hilton; and

(b) if an emergency exists, to perform the same immediately without notice or delay.

In either case, Hilton shall within thirty (30) days after written demand from Grantor, reimburse Grantor for the cost and expense reasonably incurred by Grantor in rectifying Hilton's defaults as aforesaid, including reasonable attorneys' fees. Notwithstanding anything stated herein to the contrary, neither Hilton nor Hilton KC or their successors and assigns, shall have any obligation or liability hereunder (except for any then pending obligation or liability previously incurred hereunder) after the termination or expiration of the Hilton Lease.

Section  32.04     Termination of Easement for Default or Vacation. In the event
                   -----------------------------------------------

(a) Grantee and/or Hilton fails to comply with any term, provision, condition or covenant of this Agreement, or (b) Grantee and Hilton deserts or vacates the Driveway Easement for a period of one calendar year or longer, Grantee shall be in default upon Grantor giving Grantee and Hilton (or its permitted successors or assigns under the Hilton Lease) written notice of such default, and upon Grantee's and Hilton's failure to cure such default within a period of sixty (60) days after such written notice, Grantor may in its sole discretion terminate this Agreement and shall, in such event, have no further obligation or liability hereunder to Grantee or Hilton. Upon such termination, neither Grantee nor Hilton shall have any right by Court action or otherwise, to enforce any rights of possession to the Driveway Easement.

Section 32.05     Hilton Indemnification of Grantee. Grantor agrees that Grantee
                  ---------------------------------
may, in its discretion, require that Hilton (or its permitted successors or assigns under the Lease), perform Grantee's covenants related to insurance and indemnity stated in Sections II.F and II.G below and as contemplated in the Hilton Lease.

Section 32.06     Liability Insurance. This Agreement is made upon the express
                  -------------------
condition that Grantor is to be free from all liability and claims for damages by reason of any injury to any person or persons, or property of any kind whatsoever and to whomsoever belonging, including Grantee, Hilton and Hilton KC, from any cause or causes whatsoever in, upon or in any way connected with the Driveway Easement during the term of this Agreement or any occupancy hereunder. Grantee hereby covenants and agrees to save Grantor harmless from all liability, loss, costs and expenses on account of or arising out of any such injuries or losses however occurring on the Driveway Easement, except as provided herein.

     Grantee covenants and agrees that it will at all times during the term hereof, at its own cost and expense, maintain and keep in force in an insurance company or companies reasonably acceptable to Grantor authorized to transact business in the State of Missouri, naming both Grantor and Grantee as insureds thereunder, general public liability and property damage insurance covering Grantee's use of the Driveway Easement affording protection in an amount not less than One Million Dollars ($1,000,000) for injury to or death of one or more persons arising out of any one occurrence, and not less than Fifty Thousand Dollars ($50,000) for property damage. Such policy shall contain an endorsement thereof to the effect that the same shall not be canceled by the insurer without at least thirty (30) days' prior written notice to Grantor. Grantee further covenants to deposit with Grantor a certificate of such insurance, the certificate of each such renewal policy to be similarly deposited with Grantor at least thirty (30) days prior to the expiration of any then current policy.

Section  32.07     Payment  of  Insurance  Premiums-Maintenance  of  Insurance.
                    -----------------------------------------------------------

     If Grantee does not keep the insurance referred to in Section II.F hereof in force and effect, Grantor in its sole discretion may pay the premiums therefor or obtain the necessary insurance, and the amount of payment therefor, with legal interest from the date of payment, shall be due and owing from Grantee to Grantor upon written demand by Grantor.

                         ARTICLE XXXIII.     OTHER TERMS
                                             -----------

Section  33.01     Monitoring  Wells.  Grantor  shall  contract  with  Terracon
                   -----------------
Environmental of Kansas City, Missouri for the purpose of filling and capping certain environmental monitoring wells presently located on Grantor's Property and the relocation of such wells so they will not interfere with Grantee's use of the Driveway Easement. Hilton shall reimburse Grantor for the actual cost and expense of filling, capping and relocating said monitoring wells which cost may include an income tax component if applicable.

Section 33.02     Fencing. For safety and security purposes, Grantor shall,
                  -------
relocate certain fencing along that area of Grantor's Property as shown on Exhibit "D", which is attached hereto and incorporated herein by reference. Hilton shall reimburse Grantor for the actual cost and expense of relocating the fencing, which cost may include an income tax component, if applicable.

Section 33.03     Missouri Law. This Agreement shall be construed and enforced
                  ------------
in accordance with the laws of the State of Missouri.

Section 33.04     Notices. All notices required to be given hereunder to Grantee
                  -------
must also be given to Hilton in accordance with the notice provisions stated herein. Any notices or other communication required or permitted to be given hereunder shall be in writing and shall be deemed given when delivered personally or deposited in the United States mail, either certified or registered, postage prepaid, return receipt required, addressed as follows:

     If  to  Hilton:     Hilton  Hotels  Corporation
                         c/o  Hilton  Kansas  City  Corporation
                         Attention:  Dan  Musser
                         920  Main  Street,  Suite  1950
                         Kansas  City,  MO  64105

With  Copy  to:          Lathrop  &  Norquist,  L.C.
                         Attention:  Jerome  D.  Riffel
                         2345  Grand  Blvd.,  Suite  2500
                         Kansas  City,  MO  64108

If  to  KCP&L:           Kansas  City  Power  &  Light  Company
                         Attention:  Patrick  J.  O'Malley
                         Real  Estate  Department
                         P.O.  Box  418679
                         Kansas  City,  MO  64141-9679

With  Copy  to:          Kansas  City  Power  &  Light  Company
                         Legal  Department
                         Attention:  Michael  Rump
                         P.O.  Box  418679
                         Kansas  City,  MO  64141-9679

If  to  the              Port  Authority  of  Kansas  City
                         Port  Authority:     Attention:  Edward  Simms
                         One  Petticoat  Lane
                         Kansas  City,  MO  64106

With  Copy  to:          McDowell,  Rich  &  Smith,  P.C.
                         Attention:  Phillip  A.  Kusnetzky
                         1300  Twelve  Wyandotte  Plaza
                         120  W.  12th  Street
                         Kansas  City,  MO  64105

Any person or entity may change the place or person for receipt of notices by written notice to the others given as provided above.

Section  33.05     Counterparts.  Captions  used herein are for convenience only
                   ------------
and are not to be considered in construing this Agreement. This Agreement may be executed at different times and in any number of counterparts, each of which shall be considered an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                    KANSAS  CITY  POWER  &  LIGHT  COMPANY


                                    By:
                                    Name:
                                    Title:

                                           "GRANTOR"


                                    PORT  AUTHORITY  OF  KANSAS  CITY, MISSOURI


                                    By:
                                    Name:
                                    Title:

                                           "GRANTEE"


                                    HILTON  HOTELS  CORPORATION


                                    By:
                                    Name:
                                    Title:


                                    HILTON  KANSAS  CITY  CORPORATION


                                    By:
                                    Name:
                                    Title:



Attach:     Exhibit  A  -  Tract  A-3  Legal  Description
            ----------
     Exhibit  B  -  Tract  A-3  (Plan)
     ----------
     Exhibit  C  -  Tracts  A-1  and  A-2  (Plan)
     ----------
     Exhibit  D  -  Relocation  Plan  Drawing  showing  Fencing
     ----------

STATE  OF  MISSOURI     )
     )  ss.
COUNTY  OF  JACKSON     )

     On this ____ day of ____________, 1995, before me, the undersigned, a Notary Public in and for said County and State, personally appeared _______________, known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the _____________ of the Kansas City Power and Light Company, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the free act and deed of the Kansas City Power and Light Company as authorized by its Board of Directors.
WITNESS my hand and notarial seal subscribed and affixed in said County and State the day and year in this certificate above written.

Notary  Public
My  Commission  Expires:




STATE  OF  MISSOURI     )
     )  ss.
COUNTY  OF  JACKSON     )

     On this ____ day of ____________, 1995, before me, the undersigned, a Notary Public in and for said County and State, personally appeared _______________, known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the _____________ of the Port Authority of Kansas City, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the free act and deed of the Port Authority of Kansas City as authorized by its Board of Directors.
WITNESS my hand and notarial seal subscribed and affixed in said County and State the day and year in this certificate above written.

Notary  Public
My  Commission  Expires:




STATE  OF  MISSOURI     )
     )  ss.
COUNTY  OF  JACKSON     )

     On this ____ day of ____________, 1995, before me, the undersigned, a Notary Public in and for said County and State, personally appeared _______________, known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the _____________ of the Hilton Hotels Corporation, a Delaware corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the free act and deed of said corporation as authorized by its Board of Directors.
WITNESS my hand and notarial seal subscribed and affixed in said County and State the day and year in this certificate above written.

Notary  Public
My  Commission  Expires:




STATE  OF  MISSOURI     )
     )  ss.
COUNTY  OF  JACKSON     )

     On this ____ day of ____________, 1995, before me, the undersigned, a Notary Public in and for said County and State, personally appeared _______________, known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the _____________ of the Hilton Kansas City Corporation, a Missouri corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the free act and deed of the Kansas City Power and Light Company as authorized by its Board of Directors.
WITNESS my hand and notarial seal subscribed and affixed in said County and State the day and year in this certificate above written.

Notary  Public
My  Commission  Expires:

                                    EXHIBIT C

TRACT  A-1

LAND  DESCRIPTION

ALL THAT PART OF FRACTIONAL SECTION 28 AND FRACTIONAL SECTION 33, IN TOWNSHIP 50 NORTH, RANGE 33 WEST, AS ORIGINALLY SURVEYED BY THE UNITED STATES, AND CERTAIN ACCRETED LAND, ALL IN KANSAS CITY, JACKSON COUNTY, MISSOURI, DESCRIBED AS
FOLLOWS:

COMMENCING AT THE POINT OF INTERSECTION OF THE UNITED STATES HARBOR LINE, AS ESTABLISHED ON THE SOUTH BANK OF THE MISSOURI RIM IN 1904 AND 1924, AND THE EAST RIGHT-OF-WAY LINE OF U.S. INTERSTATE ROUTES 29 AND 35, AS RECORDED IN BOOK B-5945, PAGE 310, AS DOCUMENT NO. B570825, DATED 5-11-1965;

THEN S19-47-42E ALONG THAT RIGHT-OF-WAY LINE, A DISTANCE OF 198.70 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF RELOCATED RIVER FRONT ROAD, AS RECORDED IN ORDINANCE NO. 42446, DATED 3-30-1973, THE POINT OF BEGINNING ALSO BEING A POINT OF CURVE OF A NONTANGENT CURVE TO THE RIGHT HAVING A CENTRAL ANGLE OF 61-35-24 AND A RADIUS OF 460.87 FEET, THE RADIUS POINT BEARS S24-06-56E;

THEN SOUTHEASTERLY, SOUTHWESTERLY AND NORTHWESTERLY ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF RELOCATED RIVER FRONT ROAD, AS RECORDED IN ORDINANCE NO. 42446, DATED 3-30-1973 AND IN BOOK K436, AT PAGE 730, DATED 4-12-1973, AS
DOCUMENT  NO.  K-194186,  THE  FOLLOWING  8  COURSES;

1.     SOUTHEASTERLY  ALONG  THE  ARC  OF THAT CURVE, A DISTANCE OF 495.41 FEET;

2. S52-31-32E, A DISTANCE OF 449.20 FEET TO A POINT OF CURVE OF A CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 4-40-10 AND A RADIUS OF 580.87 FEET;

3.     SOUTHEASTERLY  ALONG  THE  ARC  OF  THAT CURVE, A DISTANCE OF 47.34 FEET;

4. S14-03-53E, A DISTANCE OF 155.67 FEET TO A POINT OF CURVE OF A NONTANGENT CURVE TO THE RIGHT HAVING A CENTRAL ANGLE OF 37-59-11 AND A RADIUS OF 460.87 FEET, THE RADIUS POINT BEARS N69-51-40W;

5.     SOUTHWESTERLY  ALONG  THE  ARC  OF THAT CURVE, A DISTANCE OF 305.55 FEET;

6. S67-22-36W, A DISTANCE OF 248.91 FEET TO A POINT OF CURVE OF A NONTANGENT CURVE TO THE RIGHT HAVING A CENTRAL ANGLE OF 89-54-37 AND A RADIUS OF 140.19 FEET, THE RADIUS POINT BEARS N31-52-21W;

7.     WESTERLY  ALONG  THE  ARC  OF  THAT  CURVE,  A  DISTANCE  OF 219.99 FEET;

8. N27-55-08W, A DISTANCE OF 60.58 FEET TO THE EAST RIGHT-OF-WAY LINE OF U.S. INTERSTATE ROUTES 29 AND 35, ALSO BEING A POINT OF CURVE OF A NONTANGENT CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 12-47-05 AND A RADIUS OF 2059.86 FEET, THE RADIUS POINT BEARS S85-59-23W;

TRACT A-2

LAND DESCRIPTION

ALL THAT PART OF FRACTIONAL SECTION 28 AND FRACTIONAL SECTION 33, IN TOWNSHIP 50 NORTH, RANGE 33 WEST, AS ORIGINALLY SURVEYED BY THE UNITED STATES, AND CERTAIN ACCRETED LANDS (PART OF THE LAND MAY ALSO LIE WITHIN PARTS OF LOTS 51 AND 52, HURCK'S SUBDIVISION OF GUINOTTE BLUFF, ACCORDING TO THE RECORDED PLAT THEREOF) ALL OF SAID LAND BEING IN KANSAS CITY, JACKSON COUNTY, MISSOURI, DESCRIBED AS
FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF THE UNITED STATES HARBOR LINE, AS ESTABLISHED ON THE SOUTH BANK OF THE MISSOURI RIVER IN 1904 AND 1924, AND THE EAST RIGHT-OF-WAY LINE OF U.S. INTERSTATE ROUTES 29 AND 35, AS RECORDED IN BOOK B5945, PAGE 310, AS DOCUMENT NO. B570825, DATED 5-11-1965;

THEN N61-01-00E ALONG THAT HARBOR LINE, A DISTANCE OF 1172.84 FEET TO THE NORTHWESTERLY PROLONGATION OF THE WEST LINE OF A TRACT OF LAND CONVEYED TO THE KANSAS CITY POWER AND LIGHT COMPANY BY BOOK B1942, PAGE 262, AS DOCUMENT NO. 1338778 AND BY BOOK B-4111, PAGE 36, AS DOCUMENT NO. A-881822;

THEN  S28-59-00E  ALONG  THAT  WEST  LINE,  A  DISTANCE  OF  1098.96  FEET;

THEN S48-39-06W, A DISTANCE OF 10.79 FEET TO A POINT OF CURVE OF A CURVE TO THE RIGHT HAVING A CENTRAL ANGLE OF 78-49-22 AND A RADIUS OF 460.87 FEET, BEING A POINT ON THE NORTH RIGHT-OF-WAY LINE OF RELOCATED RIVER FRONT ROAD AS RECORDED IN BOOK K436, PAGE 730, DATED 4-12-1973, AS DOCUMENT NO. K-194186;

THEN SOUTHWESTERLY AND NORTHWESTERLY ALONG THE NORTHEASTERLY RIGHT-OF-WAY LINE OF RELOCATED RIVERFRONT ROAD AS RECORDED IN BOOK K436, PAGE 730, DATED 4-12-1973, AND IN ORDINANCE NO. 42446, DATED 3-30-1973, THE FOLLOWING 3 COURSES;

1. SOUTHWESTERLY, WESTERLY AND NORTHWESTERLY ALONG THE ARC OF THAT CURVE, A DISTANCE OF 634.03 FEET;

2. N52-31-32W, A DISTANCE OF 449.20 FEET TO A POINT OF CURVE OF A CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 60-41-46 AND A RADIUS OF 580.87 FEET;

3. NORTHWESTERLY ALONG THE ARC OF THAT CURVE, A DISTANCE OF 615.34 FEET TO THE EAST RIGHT-OF-WAY LINE OF U.S. INTERSTATE ROUTES 29 AND 35;

THEN N19-47-42W, ALONG THAT RIGHT-OF-WAY LINE, A DISTANCE OF 78.43 FEET TO THE POINT OF BEGINNING;

CONTAINING 17.394 ACRES M/L.

THEN NORTHERLY ALONG THE EAST RIGHT-OF-WAY LINE OF U.S. INTERSTATE ROUTES 29 AND 35 THE FOLLOWING 5 COURSES;

1. NORTHWESTERLY ALONG THE ARC OF THAT CURVE, A DISTANCE OF 459.63 FEET TO A POINT THAT IS 150 FEET DISTANT NORTHEASTERLY FROM AND CONCENTRIC WITH U.S. INTERSTATE ROUTES 29 AND 35 CENTERLINE, AND BEING A POINT OF CURVE OF A SPIRAL CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 3-00-00 AND AN INFINITE RADIUS;

2. NORTHWESTERLY ALONG THE ARC OF THAT SPIRAL CURVE, A DISTANCE OF 207.16 FEET, MORE OR LESS, TO A POINT BEING 150 FEET DISTANT NORTHEASTERLY FROM AND CONCENTRIC WITH U.S. INTERSTATE ROUTES 29 AND 35 CENTERLINE;

3.     N19-47-42W,  A  DISTANCE  OF  109.38  FEET;

4.     S70-12-18W,  A  DISTANCE  OF  75.00  FEET;

5. N19-47-42W, A DISTANCE OF 12.31 FEET TO THE POINT OF BEGINNING. CONTAINING 10.327 ACRES M/L.